Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information Abstract
Entity Registrant Name	TAT TECHNOLOGIES LTD
Entity Central Index Key	0000808439
Entity Current Reporting Status	Yes
Current Fiscal Year End Date	--12-31
Entity Filer Category	Non-accelerated Filer
Entity Well-known Seasoned Issuer	No
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Common Stock, Shares Outstanding	8,815,003

CONSOLIDATED BALANCE SHEETS (TAT Technologies Ltd. [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
TAT Technologies Ltd. [Member]
CURRENT ASSETS:
Cash and cash equivalents	$ 26,232	$ 27,037
Short-term restricted deposits	954	5,076
Marketable securities at fair value	1,900	2,533
Trade accounts receivable, net	20,621	20,430
Other accounts receivable and prepaid expenses	5,747	8,101
Amounts due from related parties	818	144
Inventories, net	31,303	32,163
Total current assets	87,575	95,484
INVESTMENT AND OTHER NON CURRENT ASSETS:
Long-term restricted deposits	2,300
Investment in an affiliated company	5,020	4,449
Funds in respect of employee right upon retirement	2,859	2,910
Deferred income taxes	3,669	1,035
Total investment and other non current assets	13,848	8,394
PROPERTY, PLANT AND EQUIPMENT, NET	12,853	14,443
INTANGIBLE ASSETS, NET		1,950
GOODWILL, NET	1,042	1,156
Total long-term assets	27,743	25,943
Total assets	115,318	121,427
CURRENT LIABILITIES:
Short term bank loan and current maturities of long-term loans	4,916	9,379
Trade accounts payable	5,073	7,679
Amounts due to related parties	165	137
Other accounts payable and accrued expenses	6,670	7,827
Total current liabilities	16,824	25,022
NON CURRENT LIABILITIES:
Long-term loans, net of current maturities	4,420	859
Other long-term liabilities	86	109
Liability in respect of employee rights upon retirement	3,414	3,458
Deferred income taxes	1,413	868
Total long-term liabilities	9,333	5,294
COMMITMENTS AND CONTINGENT LIABILITIES
EQUITY:
Ordinary shares of NIS 0.9 par value - Authorized: 10,000,000 shares at December 31, 2011 and 2010; Issued and outstanding: 9,073,043 and 8,815,003 shares, respectively at December 31, 2011 and 2010.	2,790	2,790
Additional paid-in capital	64,402	64,439
Treasury shares at December 31, 2011 and 2010 - 258,040 shares	(2,018)	(2,018)
Accumulated other comprehensive loss	(1,036)	(414)
Retained earnings	22,232	23,262
Total shareholders' equity	86,370	88,059
Non controlling interest	2,791	3,052
Total equity	89,161	91,111
Total liabilities and equity	$ 115,318	$ 121,427

CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (TAT Technologies Ltd. [Member], ILS)	Dec. 31, 2011	Dec. 31, 2010
TAT Technologies Ltd. [Member]
Ordinary shares, par value per share	0.9	0.9
Ordinary shares, shares authorized	10,000,000	10,000,000
Ordinary shares, shares issued	9,073,043	9,073,043
Ordinary shares, shares outstanding	8,815,003	8,815,003
Treasury stock, shares	258,040	258,040

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (TAT Technologies Ltd. [Member], USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
TAT Technologies Ltd. [Member]
Revenues:
Products	$ 47,508	$ 38,954	$ 34,751
Services	37,889	40,801	48,340
Total revenues	85,397	79,755	83,091
Cost of revenues:
Products	34,076	32,052	23,115
Services	32,143	29,136	43,780
Write down of inventory and impairment charges of long lived assets	5,763	3,500
Total cost of revenues	71,982	64,688	66,895
Gross profit	13,415	15,067	16,196
Operating expenses:
Research and development, net	786	651	680
Selling and marketing expenses	3,439	3,475	3,719
General and administrative expenses	10,949	12,832	14,979
Impairment of goodwill and intangible assets		4,704
Other income	(169)
Gain from sale of the propellers & parts businesses			(4,400)
Total operating expenses	15,005	21,662	14,978
Operating income (loss)	(1,590)	(6,595)	1,218
Financial income (expenses), net	(380)	(111)	149
Other expenses		(200)
Gain from dilution of interests in affiliated company	240
Income (loss) before income taxes	(1,730)	(6,906)	1,367
Tax benefit	316	4,153	765
Net income (loss) after income taxes	(1,414)	(2,753)	2,132
Share in results of affiliated company and impairment of share in affiliated company	331	(4,510)	(32)
Net income (loss)	(1,083)	(7,263)	2,100
Net loss (income) attributable to non controlling interest	53	(123)	(347)
Net income (loss)	$ (1,030)	$ (7,386)	$ 1,753
Earnings (losses) per share
Basic and diluted net income (loss) per share attributable to controlling interest	$ (0.12)	$ (0.84)	$ 0.22
Weighted average number of shares - basic and diluted	8,815,003	8,815,003	7,893,639

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (TAT Technologies Ltd. [Member], USD $) In Thousands, except Share data, unless otherwise specified	TAT Technologies Ltd. [Member] USD ($)	Share Capital [Member] TAT Technologies Ltd. [Member] USD ($)	Additional Paid-in Capital [Member] TAT Technologies Ltd. [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] TAT Technologies Ltd. [Member] USD ($)	Treasury Stock [Member] TAT Technologies Ltd. [Member] USD ($)	Retained Earnings [Member] TAT Technologies Ltd. [Member] USD ($)	Noncontrolling Interest [Member] TAT Technologies Ltd. [Member] USD ($)
Balance at Dec. 31, 2008	$ 104,777	$ 2,204	$ 39,476	$ (763)		$ 35,160	$ 28,700
Balance, shares at Dec. 31, 2008		6,552,671
Net income (loss)	2,100					1,753	347
Other comprehensive income (loss):
Foreign currency translation	(313)			(293)			(20)
Reclassification adjustment on marketable securities	147			112			35
Total comprehensive income (loss)	1,934
Purchase of treasury shares	(2,018)				(2,018)
Purchase of treasury shares, shares		(258,040)
Share based compensation expense	967		829				138
Cash dividends	(6,265)					(6,265)
Dividend paid to non- controlling interest	(1,266)						(1,266)
Issuance of shares to non- controlling interest (see note 3(a) (1)	(523)	586	24,085				(25,194)
Issuance of shares to non- controlling interest (see note 3(a) (1), shares		2,520,372
Balance at Dec. 31, 2009		2,790	64,390	(944)	(2,018)	30,648	2,740
Balance, shares at Dec. 31, 2009		8,815,003
Net income (loss)	(7,263)					(7,386)	123
Other comprehensive income (loss):
Foreign currency translation	708			522			186
Reclassification adjustment on marketable securities	11			8			3
Total comprehensive income (loss)	(6,544)
Share based compensation expense	49		49
Balance at Dec. 31, 2010	91,111	2,790	64,439	(414)	(2,018)	23,262	3,052
Balance, shares at Dec. 31, 2010		8,815,003
Net income (loss)	(1,083)					(1,030)	(53)
Other comprehensive income (loss):
Foreign currency translation	(819)			(614)			(205)
Reclassification adjustment on marketable securities	(11)			(8)			(3)
Total comprehensive income (loss)	(1,913)
Share based compensation expense	(37)		(37)
Balance at Dec. 31, 2011	$ 89,161	$ 2,790	$ 64,402	$ (1,036)	$ (2,018)	$ 22,232	$ 2,791
Balance, shares at Dec. 31, 2011		8,815,003

CONSOLIDATED STATEMENTS OF CASH FLOWS (TAT Technologies Ltd. [Member], USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
TAT Technologies Ltd. [Member]
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (1,083)	$ (7,263)	$ 2,100
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	3,271	3,382	2,970
Gain from sale of the propellers & parts businesses			(4,400)
Exchange differentials of long-term loans	(13)	7	6
Write down of inventory	2,500	3,500
Impairment of goodwill and long lived assets	3,263	4,704
Loss (gain) on sale of property and equipment	(169)	149	18
Loss (gain) on sale and impairment loss on marketable securities	(9)	196	179
Loss (gain) from change in fair value of derivatives	372
Provision for doubtful accounts	31	259	1,629
Share in loss (income) and impairment of investment in affiliated company	(331)	4,510	32
Gain from dilution of interests in affiliated company	(240)
Stock based compensation	(37)	49	967
Liability in respect of employee rights upon retirement	28	248	(1,314)
Interest accrual in respect of call option to non-controlling interest			72
Deferred income taxes, net	(868)	(2,973)	1,691
Changes in operating assets and liabilities:
Amounts due to (from) related parties, net	(674)	213	163
Decrease (increase) in trade accounts receivable	(544)	(4,689)	3,854
Decrease (increase) in other accounts receivable and prepaid expenses	1,283	(9,993)	(1,945)
Increase in inventories, net	(1,959)	(1,643)	(772)
Increase (decrease) in trade accounts payable	(2,545)	1,775	(3,963)
Increase (decrease) in other accounts payable and accrued expenses	(1,580)	1,623	(1,366)
Increase in other tax payable		84
Net cash provided by (used in) operating activities	696	3,038	(79)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of marketable securities	1,215	854	24,122
Purchase of marketable securities	(578)	(616)	(15,749)
Funds in respect of employee right upon retirement	(3)	(313)	1,108
Proceeds from sale of property and equipment	247	189	209
Purchase of intangible assets		(136)	(2,050)
Purchase of property and equipment	(3,305)	(2,950)	(2,808)
Proceeds from restricted deposits released	2,172
Deposit of restricted deposits	(350)	(14)	(4,062)
Net cash provided by (used in) investing activities	(602)	(2,986)	770
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term loans	(3,372)	(1,551)	(200)
Proceeds from long-term loans received	673	1,185	2,547
Payment of cash dividend			(6,265)
Repayments of short-term loans	(795)
Short-term credit received from a bank	2,646	1,724	1,060
Dividend paid to non controlling interest			(1,266)
Repurchase of Company's shares			(2,018)
Purchase of shares in respect of put option to non controlling interest in a subsidiary			(2,247)
Issuance expenses in connection with issuance of shares to non controlling interest			(523)
Net cash provided by (used in) financing activities	(848)	1,358	(8,912)
Translation adjustment on cash and cash equivalents	(51)	59	(110)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(805)	1,469	(8,331)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	27,037	25,568	33,899
BALANCE OF CASH AND CASH EQUIVALENTS AT END OF YEAR	26,232	27,037	25,568
Supplemental disclosure of cash flow information:
Interest paid	247	245	219
Income taxes paid	(1,213)	(1,845)	(1,683)
Income taxes refunds	$ 2,145	$ 2,480	$ 2,036
Investee owenership percentage			37.00%
Shares issued in merger			2,520,372

GENERAL (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
GENERAL
NOTE 1 -	GENERAL

a.
TAT Technologies Ltd., ("TAT" or "the Company") an Israeli corporation, is a leading provider of services and products to the commercial and military aerospace and ground defense industries. Together with its subsidiaries, 100% held, Limco-Piedmont Inc. ("Limco-Piedmont"), 70% held, Bental Industries Ltd. ("Bental") and 100% held, TAT Gal Inc. ("TAT Gal") hereafter the "Group", it is principally engaged in the following activities:

•	Design, development, manufacture and sale of a broad range of heat transfer equipment and solutions;
•	Remanufacture, overhaul and repair of heat transfer equipment;
•	Maintenance, repair and overhaul of auxiliary power units, landing gears and related components;
•	Design, development and manufacture of aviation and flow control accessories including fuel components, secondary power systems, and various instrumentation and electronic assemblies;
•	Design, development and manufacture of environmental control and cooling systems; and
•	Production and development of precision electric motion systems, mainly earmarked for the defense industries.

The products developed, repaired, and maintained by TAT are primarily used for airborne systems on commercial and military aircrafts as well as for defense ground systems. The principal markets of TAT are in Israel, Europe and the United States.

As of December 31, 2011, Limco-Piedmont holds 100% of Limco-Airepair Inc. ("Limco") and of Piedmont Aviation Component Services LLC. ("Piedmont") and also holds 30.02% in First Aviation Services Inc. ("FAvS"), a world-wide distributor of products and services to the aerospace industry and a one-stop-shop for maintenance, repair and overhaul services (for wheels, breaks, propellers and landing gear) for the General Aviation Industry.

b.	TAT's shares are listed on both the NASDAQ (TATT) and Tel-Aviv stock exchange.

c.
TAT's parent company is TAT Industries Ltd., an Israeli corporation whose shares are listed on the Tel-Aviv Stock Exchange ("TAT Industries" or "the parent company"). TAT Industries holds 43.6% out of TAT's shares, as of December 31, 2011.

d.
On July 2, 2009, the parent company's Audit Committee and Board of Directors approved an agreement with the controlling shareholder of the parent company, Isal Amlat Industries (1994) Ltd. (hereinafter: "Isal"), according to which Isal is empowering the parent company, or anyone on its behalf, to attend and vote at any meeting of TAT shareholders, with its discretion, Isal's shares of TAT. This agreement shall remain in effect as long as Isal remains the controlling shareholder, as defined the term "control", in the Israeli Securities Law, 1968. As of December 31, 2011, Isal holds directly additional 10.29% out of TAT's shares.

SIGNIFICANT ACCOUNTING POLICIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2 -	SIGNIFICANT ACCOUNTING POLICIES

Accounting principles

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), applied on a consistence basis, unless otherwise indicated below.

a.	Use of estimates in the preparation of financial statement

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclose the nature of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years. Actual results could differ from those estimates.

As applicable to these financial statements, the most significant estimates and assumptions relate to: revenue recognition, inventory reserve and write down of inventories, provision for doubtful account, fair value measurement of available for sale marketable securities, impairment of long lived assets and goodwill, fair value estimation of the FAvS transaction, impairment of investment in affiliated company (FAvS), contingencies, provision for taxes and the realizeability of deferred tax assets.

b.	Functional currency

The majority of TAT's revenues are generated in U.S. dollars ("dollar") and a substantial portion of TAT's costs is incurred in dollars. In addition, a significant portion of TAT's financings has been obtained in dollars. Accordingly, the dollar is the currency of the primary economic environment in which TAT operates and accordingly its functional and reporting currency is the dollar.

Monetary accounts maintained in currencies other than the Dollar are re-measured using the representative foreign exchange rate at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are measured and recorded at the rate in effect at the date of the transaction. The effects of foreign currency re-measurement are recorded in financial income (expenses), net, as appropriate.

For Bental whose functional currency has been determined to be the New Israeli Shekel, assets and liabilities are translated at year-end exchange rates, and statement of income items are translated at average exchange rates prevailing during the year. Resulting translation differences are recorded as a separate component of accumulated other comprehensive income (loss) in equity.

c.	Principles of consolidation

The consolidated financial statements include the accounts of TAT and its subsidiaries.

In these financial statements, "subsidiaries" are companies that are over 50% controlled, the financial statements of which are consolidated with those of the Company.

Intercompany balances and transactions, including profits from intercompany sales not yet realized outside the Group, have been eliminated upon consolidation. Non controlling interests are included in equity.

d.	Cash and Cash equivalents

All highly liquid investments, which include short-term bank deposits and money market accounts, that are not restricted as to withdrawal or use, and short-term debentures, the period to maturity of which did not exceed three months at the time of investment, are considered to be cash equivalents.

e.	Restricted deposits

Restricted deposits primarily consist of cash deposits securing a guarantee provided by the Company to an affiliated company and securing a loan provided to the Company by financial institutions; see note 13(f)(2) and 13(f)(5) for additional information. Classification of restricted deposits as current or non current assets takes into consideration the nature of the restriction and its expected release date.

f.	Marketable securities

Marketable securities consist mainly of debt securities classified as available-for-sale and are recorded at fair value. The fair value of quoted securities is based on current market value. When securities do not have an active market, fair value is determined using a valuation model. This model is based on reference to other instruments with similar characteristics, or a discounted cash flow analysis, or other pricing models making use of market inputs and relying as little as possible on entity-specific inputs. Changes in fair value, net of taxes, are reflected in other comprehensive income (loss).

Realized gains and losses on sale of the securities are included in the consolidated statements of income and loss as financial income or expense.

Other-than-temporary changes in fair value are reflected in the statement of income as other income (loss).

An other-than-temporary impairment has occurred if the Company does not expect to recover the entire amortized cost basis of the debt security. If the Company does not intend to sell the impaired debt security, and it is not more likely than not it will be required to sell the debt security before the recovery of its amortized cost basis, the amount of the other-than-temporary impairment recognized in earnings, recorded in financial expense, net, is limited to the portion attributed to credit loss. The remaining portion of the other-than-temporary impairment related to other factors is recognized in other comprehensive income (loss).

g.	Trade accounts receivable

TAT's accounts receivable balances are due from companies primarily in the airline and defense industries. Credit is extended based on evaluation of a customer's financial condition and generally, collateral is not required. Accounts receivable from sales of services and products are typically due from customers within 30 - 90 days. Accounts receivable balances are stated at amounts due from customer net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. TAT determines its allowance by considering a number of factors, including the length of time accounts receivable are past due, TAT's previous loss history, customer's current ability to pay its obligation to TAT and the condition of the general economy and the industry as a whole. TAT writes-off accounts receivable when they become uncollectible. Payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The allowance for doubtful accounts is determined with respect to specific debts that are doubtful of collection.

h.	Inventories

Inventories are measured at the lower of cost or market.

Cost of inventories is determined as follows:

Raw materials and parts	-	On the basis of actual cost or standard cost and the first-in, first-out (FIFO) methods which take into account materials.

Work in progress	-	On the basis of standard cost which takes into account materials, labor and other direct and indirect manufacturing costs, or identifiable direct costs.

Finished goods	-	On the basis of standard cost which takes into account materials, labor and other direct and indirect manufacturing costs, or identifiable direct costs.

Since the Company sells products and services related to airplane accessories (heat transfer equipment, APU's and landing gears) for airplanes that can be in service for 20 to 50 years, it must keep a supply of such products and parts on hand while the airframes are in use. TAT writes down its inventory for estimated obsolescence and unmarketable inventory equal to the difference between the cost of inventory and estimated market value based upon assumptions for future demand and market conditions.

i.	Property, plant and equipment

Property, plant and equipment are stated at cost, after deduction of the related investment grants, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, as follows:

years

Buildings	25
Machinery and equipment	4 - 10 (mainly 10)
Motor vehicles	6 - 7
Office furniture and equipment	3 - 17 (mainly 7)
Software	3

Leasehold improvements are included in buildings and amortized using the straight line method over the period of the lease contract, or the estimated useful life of the asset, whichever is shorter.

j.	Grants from Office of the Chief Scientist of Israel ("OCS"):

Grants received from the OCS for approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and included as a deduction from research and development expenses.  Due to the fact that the Company is defined as "Traditional Industry Company" under the OCS regulations these grants are non-royalty bearing.

k.	Investment in Company Accounted for using the Equity Method

Investment in which the Company exercises significant influence, which is not considered subsidiary ("affiliate"), is accounted for using the equity method, whereby the Company recognizes its proportionate share of the affiliated company's net income or loss after the date of investment. Significant influence is presumed to exist when the Company holds between 20%-50% of an affiliated Company's voting instruments.

The Company reviews this investment for impairment whenever events indicate the carrying amount may not be recoverable. See note 3(b).

l.	Goodwill and identifiable Intangible assets

Goodwill

Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any non-controlling interest in the acquired entity at the acquisition date over the fair values of the identifiable assets acquired and liabilities assumed.

Goodwill is not amortized, but rather tested for impairment by assessing the fair value of the Company's various reporting units, annually on September 30, or whenever events or circumstances present an indication of impairment.

Goodwill impairment testing is a two-step process. The first step involves comparing the fair value of a company's reporting units to their carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit's carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment, if any. Step two calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

Determining the fair value of a reporting unit requires the exercise of judgment on the part of management and involves the use of estimates and assumptions, including with respect to: (i) future revenues and operating margins used in order to calculate projected future cash flows; (ii) discount rates reflecting the relevant risks associated with companies comparable to the applicable reporting unit; (iii) competitive and economic environments; and (iv) appropriate industry comparables. There are a number of generally accepted methods used for valuing a business. These methods may be used alone or in combination with one another. The 'income method' uses forecasted cash flows as a basis to value the business. An aggregate present value is calculated for future cash flows using a separately computed discount rate. The advantage of this method is that it facilitates an analysis of company-specific forecasted operating data and their impact upon the value of a business. The 'market-based' method identifies business entities with publicly traded securities whose business and financial risks are comparable to those of the business being valued. The pricing multiple of the companies selected are used to derive the market value of the business under analysis. This method has the advantage of objectivity since it is based upon external, publicly-available data.

During the year ended December 31, 2010, management concluded that the carrying value of goodwill of the MRO services for aviation components reporting unit, exceeded its implied fair value and, accordingly, recorded an impairment charge in the amount of $4,223. See note 8 for additional information.

For the year ended December 31, 2011 and 2009, no impairment charges were recorded.

Identifiable intangible assets

Intangible assets are comprised all of definite life intangible assets. These assets are recorded at fair value at the time of the acquisition, and are carried at such value less accumulated amortization and impairment. The Company amortizes these intangible assets on a straight- line basis over their estimated lives.

Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. These indicators may include, but are not limited to, significant decreases in the market value of an asset and significant changes in the extent or manner in which an asset is used. If these or other indicators are present, the Company tests for recoverability of the asset by determining whether the estimated undiscounted cash flows attributable to the asset in question are less than their carrying value. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying value of the assets exceeds their fair value. Fair value is determined by applying assumptions that marketplace participants would consider in determining the fair value of long-lived assets (or asset groups).
The Company's intangible assets and their estimated useful lives are as follows:
Years

Customer relationship	5 - 10
License for service center	5
Trade name	10
Others	2.5-7

m.	Impairment of long-lived assets

The Company tests long-lived assets, including definite life intangible assets, for impairment, whenever events or changes in circumstances indicate that the carrying amount of the asset (asset group) may not be recoverable. When required, the Company records charges for impairment of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets (see also notes 7 and 8).

For the year ended December 31, 2009, no impairment charges were recorded. For the years ended December 31, 2011 and 2010, the Company recorded impairment charges in the amount of $3,263 and $489, respectively for long lived assets (both tangible and intangible).

As of December 31, 2011 all the Company's intangible assets have been amortized or written off.

n.	Treasury Shares

Company shares held by the Company are presented as a reduction of TAT's shareholders' equity at their cost to the Company.

o.	Revenue recognition

TAT generates its revenues from the sale of products and systems (The OEM segments) and from providing MRO services (remanufacture, repair and overhaul services and long-term service contracts) and parts services.

Revenues from the sale of products and services are recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, provided the collection of the resulting receivable is reasonably assured, the price is fixed or determinable and no significant obligation exists. TAT does not grant a right of return.

Revenues from product sales are recognized when the product is shipped to the customer and title passes to the customer.

Revenues from multi-year, fixed price contracts for OEM customers are recognized when a product is shipped (and title passes) to the customer. Management provides for losses, if expected for the remaining portion of such contracts. For the years ended December 31, 2011, 2010 and 2009, no losses have been recognized for such fixed price contracts.

Revenues from remanufacture repair and overhaul (MRO) services are recognized as services are performed, at the time when the customer-owned material is shipped back to the customer.

Revenues from some maintenance contracts are recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. TAT estimates the costs that are expected to be incurred based on its experience with the aggregate costs incurred and to be incurred on contracts of this nature. The costs incurred related to the maintenance contracts are not incurred on a straight-line basis, as the timing to provide the maintenance services is dependent on when parts under these contracts require maintenance. Therefore, TAT accrues revenue as costs are incurred. These revenues are then compared to actual results and adjusted to either deferred revenue for results greater than historical estimates or expensed in those cases of performance less than historical estimates.  These accounts are reviewed on a timely basis and adjusted (if required) based on cost structures.

Revenues from royalties from sales of products developed with TAT's intellectual property, technology and technical assistance are recognized when the related sales are made.

p.	Shipping and handling costs

Shipping and handling costs billed to customers are included in revenue. The cost of shipping and handling products is included in costs of revenues.

q.	Warranty costs

TAT provides warranties for its products and services ranging from one to three years, which vary with respect to each contract and in accordance with the nature of each specific product.

TAT estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time the product is shipped. TAT periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

r.	Research and development

Research and development costs, net of grants, are charged to expenses as incurred.

s.	Fair value measurement

The Group measures fair value and discloses fair value measurements for financial and non-financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The accounting standard establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible and considers credit risk in its assessment of fair value.

t.	Concentrations of credit risk

Financial instruments that potentially subject TAT to concentrations of credit risk consist principally of cash and cash equivalents, restricted deposits, marketable securities and accounts receivable.

Cash, cash equivalents and restricted deposits are deposited with major banks in Israel and the United States. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold TAT's cash, cash equivalents and restricted deposits are financially sound. Accordingly, minimal credit risk exists with respect to these financial instruments.

TAT's marketable securities include investment in debentures. Management believes that the companies that issued the debentures are financially sound, the portfolio is well diversified, and accordingly, minimal credit risk exists with respect to the marketable securities. See also note 4 for details about auction rate securities impairment loss.

TAT's accounts receivable are derived mainly from sales to customers in the United States, Israel and Europe. TAT generally does not require collateral; however, in certain circumstances TAT may require letters of credit. Management believes that credit risks relating to accounts receivable are minimal since the majority of TAT's customers are world-leading manufacturers of aviation systems and aircrafts, international airlines, governments and air-forces, and world-leading manufacturers and integrators of defense and ground systems.  In addition TAT has relatively large number of customers with wide geographic spread which mitigates the credit risk. TAT performs ongoing credit evaluation of its customers' financial condition.

The allowance for doubtful accounts for the years ended December 31, 2011 and 2010, was $190 and $2,419, respectively.

u.	Income taxes

Income taxes are accounted for in accordance with ASC 740 "Income Taxes". This statement prescribes the use of the asset and liability method, whereby deferred tax assets and liabilities account balances are determined based on temporary differences between financial reporting and tax basis of assets and liabilities and for tax loss carry-forwards. Deferred taxes are measured using the enacted laws and tax rates that will be in effect when the differences are expected to reverse. TAT provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value, see note 16i.

Deferred tax liabilities and assets are classified as current or noncurrent based on the classification of the related asset or liability for financial reporting or, if not related to an asset or liability for financial reporting, according to the expected reversal dates of the specific temporary differences.

Taxes which would apply in the event of disposal of investments in subsidiaries have not been taken into account in computing the deferred taxes, as it is the Company's intention to hold, and not to realize these investments.

The Company records deferred taxes related to its share in income (loss) of affiliated company.

Dividends distributable from the income of non Israeli subsidiaries: As the Company intend to permanently reinvest retained earnings and has no intention to declare dividends out of such earnings in the foreseeable future it does not record deferred taxes in respect of taxes that would have been paid in such event.

TAT did not provide for deferred taxes attributable to dividend distribution out of retained tax-exempt earnings from "Approved Enterprise" plans (see note 16b), since it intends to permanently reinvest them and has no intention to declare dividends out of such tax exempt income in the foreseeable future. Management considers such retained earnings to be essentially permanent in duration.

Results for tax purposes for the Company and TAT's Israeli subsidiary are measured and reflected in NIS and for TAT's U.S subsidiaries are measured and reflected in U.S Dollars. As explained in (b) above, the consolidated financial statements are presented in U.S. dollars. In accordance with ASC 740, TAT has not provided deferred income taxes on the differences resulting from changes in exchange rate and indexation.

The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate resolution. The Company's policy is to include interest and penalties related to unrecognized tax benefits within income tax expense. Such liabilities are classified as long-term, unless the liability is expected to be resolved within twelve months from the balance sheet date.

v.	Derivative financial instruments

As part of its hedging strategy, TAT enters into forward exchange contracts in order to protect TAT from the risk that the eventual U.S. Dollars cash flows from the sale of products to international customers will be adversely affected by changes in exchange rates. All forward contracts are recognized on the balance sheet at their fair value.

TAT also enters into forward exchange contracts and options strategies in order to limit the exposure to exchange rate fluctuation associated with payroll expenses mainly incurred in NIS. TAT elected not to follow the designation and documentation processes required to qualify for the hedge accounting method under ASC 815 "Derivative and Hedging", and any gain or loss derived from such instruments is recognized immediately as financial expenses (income).

As of December 31, 2011, TAT had U.S. Dollar-NIS hedging contracts with a notional amount of approximately $14,100 to purchase and sell U.S. Dollars. The fair value of the foreign exchange contracts and the options was $(372) and $100 as of December 31, 2011 and 2010, respectively. The cash flows associated with the contracts are reflected as cash flows from operating activities in the statements of cash flows.

w.	Basic and diluted earnings (loss) per share

Earnings (loss) per share are computed based on the weighted average number of Ordinary shares outstanding during each year (net of treasury shares). Diluted earnings (loss) per share include the potential effect of stock option outstanding during the year, in accordance with ASC 260 "Earnings per Share", using the treasury stock method.

In 2011 and 2010, outstanding equity awards were not taken into account due to their anti-dilutive effect.

x.	Share-based compensation

The Company applies ASC 718 "Stock based compensation" with respect to employees options, which requires awards classified as equity awards, to be accounted for using the grant-date fair value method. The fair value of share-based awards is estimated using the Black-Scholes valuation model, the payment transaction is recognized as expense over the requisite service period, net of estimated forfeitures. The Company estimated forfeitures based on historical experience and anticipated future conditions.

The Company recognizes compensation cost for an award with only service conditions that has a graded vesting schedule using the accelerated method over the requisite service period for the entire award.

y.	Comprehensive income (loss)

Other comprehensive income (loss), net of related taxes where applicable, includes, in addition to net income (loss): (i) currency translation adjustments; and (ii) unrealized holding gains and losses on available-for-sale securities.

The components of the Group's accumulated comprehensive income (loss) for the years presented are as follows:

	December 31,
	2011	2010
Foreign currency translation adjustment	$(1,036)	$(424)
Unrealized gain from available-for-sale securities	-	10
Accumulated other comprehensive loss	$(1,036)	$(414)

z.	Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Company's management assesses such contingent liabilities and estimated legal fees, if any. Such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, Company's management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

Management applies the guidance in ASC 450-20-25 when assessing losses resulting from contingencies. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be recorded as accrued expenses in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

aa.	Recently Issued Accounting Principles Not Yet Adopted

(1)
In September, 2011, the FASB issued ASU 2011-08, Intangibles - Goodwill and Other, which simplifies how an entity is required to test goodwill for impairment. This ASU would allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under the ASU, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The ASU includes a number of factors to consider in conducting the qualitative assessment.  The ASU is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011.  Early adoption is permitted. This standard is not expected to have a material impact on the Company's reported results of operations or financial position. For 2011, the Company already performed its annual Goodwill impairment testing.

(2)
In June, 2011, the FASB issued ASU No. 2011-05. Under the amendments in this ASU, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.

The amendments in this ASU should be applied retrospectively. For public entities, the amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. Early adoption is permitted, because compliance with the amendments is already permitted. The amendments do not require any transition disclosures. The Company will adopt ASU 2011-05 retrospectively on January 1, 2012 and does not anticipate that the ASU will have a material effect on its financial position or results of operations.

(3)
In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 changes certain fair value measurement principles and clarifies the application of existing fair value measurement guidance. These amendments include, among others, (1) the application of the highest and best use and valuation premise concepts, (2) measuring the fair value of an instrument classified in a reporting entity's shareholders' equity and (3) disclosing quantitative information about the unobservable inputs used within the Level 3 hierarchy.

The amendments are effective for interim and annual periods beginning after December 15, 2011 on a prospective basis. The Company does not expect ASU 2011-04 to have a material effect on its consolidated financial statements.

ACQUISITION (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
ACQUISITION
NOTE 3 -	ACQUISITIONS

a.	Limco-Piedmont

As of December 31, 2011, TAT owned 100% of its U.S. subsidiary Limco-Piedmont.

(1)
In July 2, 2009, TAT completed a merger with Limco-Piedmont. As part of the merger, TAT acquired the entire remaining shares of Limco-Piedmont held by Limco-Piedmont's public shareholders in exchange for 2,520,372 newly issued shares of TAT. Following the acquisition, Limco-Piedmont became a private company wholly-owned by TAT. Upon the merger's completion, Limco-Piedmont's public shareholders held approximately 27.8% of TAT's issued share capital.

The transaction was accounted for by the Company in accordance with ASC 810 "Consolidation" (see note 2(c)) whereby a changes in a TAT's ownership interest while TAT retains its controlling interest be accounted for as equity transactions.

Accordingly, the Company carried the difference between the Non controlling interest obtained and those disposed of to a capital reserve recorded in the consolidated statement of changes in equity under "additional paid in capital". As part of the merger mentioned above, all of Limco - Piedmont's outstanding share options at the time of the merger were cancelled, See note 14(d)(4).

(2)
On January 29, 2009, Limco-Piedmont's board of directors decided on a plan to relocate the Limco plant in Oklahoma to the Piedmont site in North Carolina in order to achieve cost-effectiveness in joint fixed expenses and to create operating synergy. On July 29, 2009, TAT announced that it had decided not to pursue the plant relocation process. During 2009, an amount of approximately $ 604 was recorded in the income statement in respect of the proposed relocation activity.

b.	Acquisition of stocks of FAvS

On December 4, 2009, the Company, through its subsidiary Piedmont, signed an investment agreement with FAvS. According to the agreement Piedmont was issued 288,334 shares of Class B Common stock of FAvS representing 37% of FAvS' then share capital (share amount adjusted as result of a 1 for 20 reverse stock split) and $ 750 of FAvS Preferred stocks (entitled to cash dividends at an annual rate of 12% payable quarterly or to additional Preferred stocks at an annual rate of 15%) in return for Piedmont's propeller and parts businesses. The net assets value as of December 4, 2009, of the propeller and parts businesses was $4,325, the fair value of FAvS' Common stocks and Preferred stocks was $8,931 (including businesses' acquisition expenses of $200). Accordingly, the Company recorded the difference of $4,400 as capital gain.

On the date of the above mentioned transaction, FAvS also signed an agreement to purchase all the assets and liabilities of Aerospace Turbine Rotables ("AeTR"). AeTR specializes in renovation and repair of landing gear, safety equipment and hydraulic and electrical components for corporate, regional and military aircraft. Piedmont also provided a guarantee for a period of one year (later renewed for an additional period) and up to $ 7,000 in respect of FAvS' debt in connection with the acquisition of AeTR (see also note 13(e)).

On October 1, 2010, Piedmont agreed to extend the guarantee for $6,600, by providing a letter of credit to the lender of FAvS. The renewed guarantee was for a period of 15 months ending December 31, 2011 and its amount was to be  reduced as such debt amortizes in increments of $100 per month. Piedmont was also granted a second lien on the assets of FAvS to secure the repayment obligations of FAvS in the event that the letter of credit is drawn upon. Piedmont also entered into an inter creditor agreement with the lender to FAvS which will subordinate Piedmont's claims if the letter of credit is drawn upon to the obligations of FAvS to the lender. The said guarantee was further extended and amended following the settlement agreement entered between FAvS and the Company, as described further below.

FAvS' shares are quoted over the counter (OTC) at the PINKSHEET stock market (PINKSHEET: FAVS.PK). FAvS' share value as of the transaction closing date (December 4, 2009) and as of December 31, 2009, 2010 and 2011 was $17.8, $15.0, $12.4 and $5.45, respectively (share value adjusted as result of a 1 for 20 reverse stock split).The Company believes that the share value does not reflect the fair value of FAvS' share, due to very low trading volume in FAvS' shares that do not comprise an active market. Based on an appraisal performed by management with the assistance of a third party valuation, which included a number of factors, management determined the fair value of FAvS for the above mentioned transaction. According to the valuation, FAvS' fair value amounted to $22,549 as of December 4, 2009, based on which the Company recorded as $4,400 of capital gain.

A commercial dispute existed between Piedmont and FAvS relating to the propeller maintenance business which had been contributed to FAvS by Piedmont, as part of the transaction discussed above.  The commercial dispute began in April 2010 when a customer of the propeller maintenance business requested reimbursement from FAvS for damages to certain propellers. FAvS then sought reimbursement from Piedmont for such amounts.  Although Piedmont rejected all of FAvS' claims with regards to Piedmont's responsibility for the claimed damages, in July 2010, the parties reached an agreement pursuant to which Piedmont loaned $700 to FAvS and agreed to bear a portion of the additional cost of the replacement of propeller blades that FAvS would be responsible for. In exchange FAvS agreed to waive all claims against Piedmont with respect to such customer. Such loan was subsequently forgiven.

Notwithstanding such waiver, in the last quarter of 2010, FAvS again asserted claims against Piedmont relating to the propeller maintenance business including claims not previously asserted. After reviewing this issue during the 2010 fourth quarter and thereafter, the Company estimated the additional liability it may bear and accordingly wrote off the loan and recorded an accrual, covered its potential cost in connection with this matter.

In order to settle the commercial dispute that existed between TAT's subsidiary, Piedmont and FAvS, on June 30, 2011, Piedmont and FAvS entered into a Settlement Agreement and Release (the "Settlement Agreement"). Pursuant to the Settlement Agreement, each party fully released the other party and acknowledged that the settlement was a compromise of disputed claims and was not to be construed as an admission of liability or wrongdoing.  In addition, each party agreed not to disparage the other and Piedmont paid an aggregate additional amount of $700 to FAvS (which amount had been fully reserved during 2010).

Simultaneously with the execution of the Settlement Agreement, the Chief Executive Officer and controlling stockholder of FAvS ("FAvS CEO"), purchased 166,113 shares of Class A Common Stock of FAvS at a price of $18.06 per share (share amount and price per share adjusted as result of a 1 for 20 reverse stock split), for an aggregate amount of $3,000, while diluting Piedmont's interest in FAvS from 36.6% to 30.3% (30.02% as of December 31, 2011). In addition, Piedmont agreed to extend its guarantee of the bank debt incurred by FAvS to fund the AeTR transaction through June 30, 2013 and to continue to provide a letter of credit to secure such guarantee.  The amortization schedule for such debt was revised so that no amortization will occur until June 30, 2012. Thereafter the debt will amortize at the rate of $200 per month. As of December 31, 2011, the guarantee amount is $5,800. Piedmont secured an amount of $2,900 as of December 31, 2011, in respect of this guarantee.

The Stockholders Agreement entered into in 2009 between Piedmont and FAvS CEO was also amended to delete the reciprocal drag along rights and to provide that Piedmont may designate one member to the Board of Directors of FAvS (rather than the two members provided in the original agreement). Finally, the Rights Agreement entered into in 2009 between Piedmont and FAvS was amended so that Piedmont's right to approve certain material corporate actions by FAvS has been limited to the right to approve contracts or agreements with affiliates of FAvS. The amendment also provided that the approval of Piedmont would not be required if FAvS seeks to raise additional capital from FAvS CEO as long as the consideration that was paid by FAvS CEO was not less than the consideration that would have been paid by a third-party in an arms-length transaction and would have been a fair, equitable and reasonable consideration under the circumstances.

In connection with the Settlement Agreement and the dilution in Piedmont's interest in FAvS, the Company recorded, at June 30, 2011, a gain in the amount of $240 related to the $3,000 capital investment in FAvS by FAvS CEO which was at a higher share price than recorded at Piedmont books.

Financial information

FAvS audited consolidated financial statements, as of December 31, 2010, signed on March 25, 2011, included a restatement on FAvS' 2009 financial statements in connection with the FAvS - Piedmont transaction. The restatement that was recorded by FAvS management in its financial statements was based on FAvS claims related to the commercial dispute as discussed above. FAvS restated the original transaction by accruing losses in its business combination accounting and not recording a loss as a result of the events as described.

Management was of the opinion that the restatement as reported in FAvS consolidated financial statements for 2010 was incorrect. The restatement related to a specific contract transferred as part of the FAvS - Piedmont transaction to FAvS, which FAvS claimed to have turned out to be a loss contract.

Management believed that the loss incurred by this maintenance contract is an event that occurred only after its 2009 financial statements were issued, and it did not and could not know that this contract would result in a loss at the time that the Company's audited financial statements for 2009 were issued. Management believes such losses, should have been recorded in 2010. As a result, management revised the 2010 financial statements of FAvS in determining the amounts of losses recorded in 2010 and performed an impairment test as of December 31, 2010, on its investment in FAvS. The Company recorded an impairment charge of $1,813 in its investment in FAvS as of December 31, 2010, based on this impairment test, which was performed by management with the assistance of a third party valuation firm.

Below is a table that presents the impact of the adjustment that was done by the Company's management to record the losses, recorded by FAVS as a restatement to its 2009 financial statements, in the year ended December 31, 2010.

	As reported by FAvS	Adjustment		As used to report FAvS based on Equity Method

Net sales	$128,463			$128,463
Cost of sales	103,392	2,806	(1)	106,198
Gross profit	25,071			22,265
Operating expenses	23,996			23,996
Impairment of goodwill	-	3,715		3,715
Income (loss) from operations	1,075			(5,446)
Non-operating income (expense), net	(2,250)			(2,250)
Loss before income taxes	(1,175)			(7,696)
Income tax provision	(16)			(16)
Net loss	(1,191)			(7,712)
Dividends on preferred stock	(219)			(219)
Loss attributable to common stockholders	$(1,410)			$(7,931)

(1)	Represents the adjustments to inventories ($487) and accrued losses on the contract ($2,319).

A reconciliation of the share in income (loss), impairment of investment in FAvS and gain from dilution for each of the years ended December 31, 2011 and 2010:

	Year ended December 31,
	2011	2010

Share in income (loss) related to common stockholders	$218	$(2,904)
Share in income related to preferred stock	113	122
Amortization of purchase price fair value adjustment	-	85
Impairment of investment	-	(1,813)
Gain from dilution of interests in affiliated company	240	-
	$571	$(4,510)

AVAILABLE-FOR-SALE - MARKETABLE SECURITIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
AVAILABLE-FOR-SALE - MARKETABLE SECURITIES
NOTE 4 -	AVAILABLE-FOR-SALE - MARKETABLE SECURITIES

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Fair Value

Available-for-sale:
Money Market	$1,025	$-	$1,025
Auction Rate Securities (1)	1,900	-	1,900
	$2,925	$-	$2,925

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Fair Value

Available-for-sale:
Money Market	$962	$-	$962
Auction Rate Securities (1)	1,950	-	1,950
Trust funds (2)	579	4	583
	$3,491	$4	$3,495

(1)
Auction Rate Securities (hereinafter - ARS) are a type of long-term bonds (usually issued for period longer than ten years) issued by corporates, local authorities, institutions of higher education and others for securitization of assets. The ARS bears variable interest rate, re-determined by an auctions held every short period. The ARS interest held by the Company is re-determined every 7, 28 or 35 days and will mature on 2019. The ARS held by TAT is issued by SSM Health Care of Oklahoma City, Illinois and Wisconsin municipalities. These financial instruments were classified as short term in the financial statements since the Company has intention to exercise them during the next twelve months. As of December 31, 2010, the Company recorded other-than-temporary impairment loss of $200 on Auction Rate Securities based on fair value estimation. In each of the years 2011, 2010 and 2009 the Company realized $50 of the ARS held by it in par value.

(2)
Trust funds are a type of short-term marketable securities consist a predefined composition of debt securities, corporate bonds, shares and other securities, issued by financial institutions and have an active market. These trust funds are classified as available-for-sale and are recorded at fair value based on market quote.

The marketable securities are classified as short-term based on the Company's intent to realize them within twelve months from the balance sheet date.

FAIR VALUE MEASUREMENT (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
FAIR VALUE MEASUREMENT
NOTE 5 -	FAIR VALUE MEASUREMENT

Recurring Fair Value Measurements

The Group measures fair value and discloses fair value measurements for financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company's financial assets measured at fair value on a recurring basis, excluding accrued interest components, consisted of the following types of instruments:

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets:
Money Market	$1,025	$-	$-	$1,025
Auction Rate Securities	-	-	1,900	1,900
Total	1,025	-	1,900	2,925

Liabilities:
Derivatives	$-	$372	$-	$372

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets:
Money Market	$962	$-	$-	$962
Derivatives	-	100	-	100
Auction Rate Securities	-	-	1,950	1,950
Trust funds	583	-	-	583
Total	$1,545	$100	$1,950	$3,595

Consistent with the Company's investment policy guidelines, the ARS investments held by the Company all had AA credit ratings at the time of purchase.

The carrying amounts of financial instruments, include cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, approximate fair value because of their generally short maturities.

The fair values of long-term liabilities were estimated by discounting the future cash flows, using the rate currently available for liabilities of similar terms and maturity. The carrying amount of TAT's long-term liabilities approximates their fair value.

The following table includes a roll-forward of the amounts in the balance sheet for the years ended December 31, 2011 and 2010 (including the change in fair value) for auction rate securities classified within level 3 of the fair value hierarchy.

Balance as of January 1, 2010	$2,200

Other -than-temporary impairment loss	(200)
Realized	(50)

Balance as of December 31, 2010	1,950

Realized	(50)

Balance as of December 31, 2011	$1,900

Non-Recurring Fair Value Measurements

The following table presents the Group's assets measured at fair value on a non-recurring basis for the years ended December 31, 2011 and 2010:

		Fair value measurements using
	Year ended December 31, 2011	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total losses
Property and equipment (1)	$1,325	$-	$-	$1,325	$1,865
License for service center (1)	$-	$-	$-	$-	$1,100
Customer relationships (1)	$-	$-	$-	$-	$298

		Fair value measurements using
	Year ended December 31, 2010	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total losses
Goodwill (2)	$-	$-	$-	$-	$4,223
Customer relationships (3)	$-	$-	$-	$-	$481
Investment in affiliated company (4)	$4,449	$-	$-	$4,449	$1,813

(1)
During the year ended December 31, 2011, the Company reviewed the MRO services for Aviation Components' long lived assets for impairment by estimating the fair value of this segment's operations and the fair value of its specific long lived assets, and comparing those values to the carrying value of the assets. The Company concluded, based on this valuation, that certain fixed assets and intangible asset 'License for Service Center' amounting to $1,865 and $1,100, respectively at its MRO services for Aviation Components operating segment were impaired. In addition, due to management estimates of a continuing decline in sales levels in the OEM of Electric Motion Systems operating segment, resulting from the weakness in the Israeli defense market, the Company reviewed indications for impairment of certain identifiable assets in this segment. Accordingly, the Company reviewed these assets for impairment by estimating their fair value based on their net selling price and comparing those values to the carrying value of the assets.  As a result the Company concluded that the intangible asset 'Customer Relations' at its OEM of Electric Motion Systems operating segment in the amount of $298 was impaired.

Accordingly, the Company recorded a total of $3,263 impairment charges in the year ended December 31, 2011 to reflect the fair value of the long lived assets mention above.

(2)
During the year ended December 31, 2010, the Company performed its annual impairment test of goodwill. During this year, the Company encountered adverse changes in the business climate including a weak U.S. and global economy which resulted in a reduction in demand for the MRO services for aviation components. As a result of these factors, management revised its future cash flow expectations, which lowered the fair value estimates of a certain reporting unit. The Company determined under the first step of its annual test that the fair value of goodwill at its MRO services for aviation components reporting unit was less than the carrying value for this reporting unit. The Company recorded a $4,223 goodwill impairment charge (which was the entire remaining goodwill for the MRO services for aviation components reporting unit) in the third quarter of 2010, to reflect the implied fair value of goodwill for the MRO services for aviation components reporting unit. Calculating the fair value of the MRO services for aviation components reporting unit requires the input of significant estimates and assumptions, some of which are unobservable. The significant estimates and assumptions include business assumptions, historical gross profit, weighted average cost of capital, terminal growth rate.

(3)
The Company also reviewed its other intangible assets for impairment, in accordance with ASC 360. During the year ended December 31, 2010, the Company estimated the fair value of its other intangible assets using a discounted cash flow analysis and compared those values to the carrying value of the assets. The Company concluded, based on this comparison, that Customer relationship intangible asset was impaired at its MRO services reporting unit. The Company recorded a $481 impairment charge and wrote off this asset in the year ended December 31, 2010.

(4)
As of December 31, 2010, The Company recognized an impairment charge of $1,813 of its 37% then interest in FAvS' that was based on an appraisal performed by management with the assistance of an independent valuation. This valuation was done based on a discounted cash flow analysis, requiring the input of significant estimates and assumptions, some of which are unobservable.

INVENTORIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
INVENTORIES
NOTE 6 -	INVENTORIES

Inventories are composed of the following:

	December 31,
	2011	2010

Raw materials and components	$11,832	$10,746
Work in process	16,652	18,057
Spare parts	2,243	3,027
Finished goods	576	333

	$31,303	$32,163

Inventories are net of reserve for slow moving and surplus production and write down of inventory (as mentioned below) in the amount of $6,589 and $4,716 at December 31, 2011 and 2010, respectively.

During the year ended December 31, 2011, the Company recorded a write down of inventory in the amount of $2,500 attributable to inventory of the MRO services for aviation components segment. The write down was due to management's estimation of the continued decline in future forecasted sales levels and decline in profitability margins in certain product lines in this operating segment, which were lower than previously anticipated, resulting from the weakness in these areas of business, and was recorded under cost of revenues.

During the year ended December 31, 2010, the Company recorded a write down of inventory in the amount of $3,500 attributable to inventory of the MRO services for aviation components segment. The write down was due to a decline in future forecasted sales levels, and was recorded under cost of revenues.

PROPERTY, PLANT AND EQUIPMENT, NET (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
PROPERTY, PLANT AND EQUIPMENT, NET
NOTE 7 -	PROPERTY, PLANT AND EQUIPMENT, NET

Composition of assets, grouped by major classifications, is as follows:

	December 31,
	2011	2010
Cost:
Land and buildings (1)	$6,518	$6,176
Machinery and equipment (2)	35,545	33,929
Motor vehicles	869	1,290
Office furniture and equipment	2,189	2,077
Software	500	246

	45,621	43,718
Less: Accumulated depreciation	32,768	29,275
Depreciated cost	$12,853	$14,443

(1)
Includes lease rights to land in the amount of $1 under a sub-lease agreement with TAT Industries. The lease period ends in 2020 and includes a renewal option if TAT Industries exercises the option granted by the Israel Land Administration. See also note 10(a).

(2)	The cost is net of investment grants received by Bental in the amount of $498 and $414 as of December 31, 2011 and 2010.

Depreciation and amortization expenses amounted to $2,732, $2,719 and $2,427 for the years ended December 31, 2011, 2010 and 2009, respectively (depreciation and amortization expenses do not include impairment charges).

During the year ended December 31, 2011, the Company recorded impairment of property, plant and equipment in the amount of $1,865, attributable to certain property and equipment items of the MRO services for aviation components segment, based on estimations of the fair value of these assets. Impairment charge was recorded under the cost of revenues item in the consolidated statements of income (loss).

During the year ended December 31, 2010, the Company recorded impairment of property, plant and equipment in the amount of $183 attributable to certain machinery and equipment items of the MRO services for aviation components segment based on the reduced forecasted usage of these items, and was recorded as an expense under the cost of revenues item in the consolidated statements of income (loss).

Liens on property, plant and equipment are discussed at note 13(f).

GOODWILL AND INTANGIBLE ASSETS (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
GOODWILL AND INTANGIBLE ASSETS
NOTE 8 -	GOODWILL AND INTANGIBLE ASSETS

a.	Intangible assets:

	December 31,
	2011	2010
Cost:
Customer relationships	$865	$865
License for service center	2,050	2,050
Others	136	136
	3,051	3,051
Accumulated amortization and impairment charges:
Customer relationships	865	428
License for service center	2,050	650
Others	136	23
	3,051	1,101
Amortized cost	$-	$1,950

Amortization expense amounted to $539, $663 and $543 for the years ended December 31, 2011, 2010 and 2009, respectively (amortization expenses do not include impairment charges).

a.

For the year ended December 31, 2011, due to decrease in the anticipated profit margins the Company recorded an impairment charge for its intangible assets in the total amount of $1,398, under cost of revenues. This amount is comprised of impairment charge in the amount of $1,100 (the entire asset was written off) in connection with the   "Authorized service center", intangible asset at the MRO services for Aviation Components operating segment, and $298 (the entire asset was written off) in connection with the 'Customer Relations' intangible asset at its OEM of Electric Motion Systems operating segment ((see also note 5(1)).

In addition, for the year ended December 31, 2010 the Company recorded an impairment charge in the amount of $481 of customer relationship, at the MRO services for Aviation Components operating segment, under operating expenses (see also note 5(3)).

b.	The changes in the carrying amounts of goodwill by operating segment for the fiscal years ended December 31, 2011 and 2010 are as follows:

	OEM - Electric Motion Systems	MRO services *	Total

Balance as of January 1, 2010	$1,088	$4,223	$5,311

Goodwill impairment	-	(4,223)	(4,223)
Effect of changes in exchange rate	68	-	68
Balance as of December 31, 2010	1,156	-	1,156

Effect of changes in exchange rate	(114)	-	(114)
Balance as of December 31, 2011	$1,042	$-	$1,042

Goodwill, gross, at December 31, 2011	$1,042	$4,547	$5,589
Accumulated impairment losses	-	(4,547)	(4,547)
Goodwill, net, at December 31, 2011	$1,042	$-	$1,042

*
As of January 1, 2011, TAT began reporting its operations based on four operating segments, after dividing its MRO Services operating segment into two separate segments: Heat Transfer Services and Products; and MRO services for Aviation Components.

c.	Impairment Assessments

During the year ended December 31, 2011, the Company determined under the first step of its annual test that the fair value of the OEM of Electric Motion Systems reporting unit is greater than its carrying amount. Based on the results of this test the Company determined that the goodwill related to the said reporting unit was not impaired.

The fair value of the OEM of Electric Motion Systems reporting unit exceeded its carrying value by approximately $100, or 1.1% and thus was at risk of failing step one of the goodwill impairment test, and is therefore at risk of a future impairment in the event of unfavorable changes in the forecasted cash flows or the key assumptions used in the analysis, including the weighted average cost of capital (discount rate) and growth rates utilized in the discounted cash flow analysis.

The Company determined the fair value of the OEM of Electric Motion Systems reporting unit using the discounted cash flows method. The material assumptions used for 2011 annual test were three years of projected net cash flows (in accordance with the Company's budget), a discount rate of 18% and a long-term growth rate of 1.95%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

During the year ended December 31, 2010, the Company performed its annual impairment test of goodwill. During this year, the Company encountered adverse changes in the business climate including a weak U.S. and global economy which resulted in a reduction in demand for the MRO services. As a result of these factors, management revised its future cash flow expectations, which lowered the fair value estimates of a certain reporting unit. The Company determined under the first step of its annual test that the fair value of goodwill at its MRO services reporting unit was less than the carrying value for this reporting unit. The Company recorded a $4,223 impairment charge (which was the entire remaining goodwill for this reporting unit) in the third quarter of 2010, to reflect the implied fair value of goodwill for the MRO services reporting unit.

The Company determined the fair value of the MRO services reporting unit using the discounted cash flows method. The material assumptions used for 2010 annual test were four years of projected net cash flows (in accordance with the Company's budget), a discount rate of 20.0% and a long-term growth rate of 2.79%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses.

OTHER BALANCE SHEET SUPPLEMENTALS (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
OTHER BALANCE SHEETS SUPPLEMENTAL
NOTE 9 -	OTHER BALANCE SHEETS SUPPLEMENTALS

a.	Other accounts receivable and prepaid expenses:

	December 31,
	2011	2010

Deferred tax asset	$2,564	$3,536
Current tax provision	1,818	3,320
Prepaid expenses	679	556
Income receivables and grants	340	93
Advance payments	130	191
Derivatives	-	100
Related party	-	129
Other	216	176

	$5,747	$8,101

b.	Other account payable and accrued expenses:

	December 31,
	2011	2010

Employees and payroll accruals	$3,608	$3,627
Government authorities	570	403
Advances from customers	557	737
Warranty provision	288	341
Accrued royalties	316	272
Derivatives	372	-
Deferred tax liability	179	-
Other accrued expenses	780	2,447

	$6,670	$7,827

TRANSACTIONS WITH RELATED PARTIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
TRANSACTIONS WITH RELATED PARTIES
NOTE 10 -	TRANSACTIONS WITH RELATED PARTIES

a.	Transactions with TAT Industries:

	Year ended December 31,
	2011	2010	2009

Management fees (1)	$50	$50	$50
Lease expenses (2)	$408	$371	$335

(1)
According to the agreement between TAT and TAT Industries, TAT Industries will pay the Company annual management fee in the amount of $50. In addition, the agreement states that in any case of selling or consuming of inventory items whose book value was fully depreciated on TAT Industries books, the Company will pay to TAT Industries half of the selling or consuming value. The management fees are recorded as a reduction of general and administration expenses.

(2)
During 2000, TAT entered into a lease agreement with TAT Industries, pursuant to which the Company leases from TAT Industries approximately 344,000 square feet, including 90,000 square feet of manufacturing, office and storage space, for a period of 24 years and eleven months for annual rental fee which is subject to revaluation every fifth year by a real estate appraiser, with an additional incremental payment of 2% per year.

In 2010, following a revaluation by a real estate appraiser, the rental fee was increased to $400 per year with an additional incremental payment of 2% per year. The rental fee will be revaluated again in 2015 (the "Next Revaluation"). The Company's Audit Committee has reapproved the said agreement until the Next Revaluation

b.	Balances with related parties:

	December 31,
	2011	2010
KMN Capital (USA) Inc. - current asset (1)	$94	$144
TAT Industries - current asset (2)	724	-
Total asset	$818	$144

TAT Industries - current liability (2)	$-	$(27)
Bental Non controlling interest - current liability	(85)	(62)
FAVS - current liability	(80)	(48)
Total liability	$(165)	$(137)

(1)	The outstanding amount paid by KMN Capital (USA) Inc. after December 31, 2011.

(2)
As of December 31, 2011 and March 31, 2012, TAT Industries owed the Company approximately $724 and $550, respectively. This debt results from certain expenses incurred by TAT Industries and born by the Company. The debt bears interest at the rate equal to the interest rate agreed between TAT Industries and its lending banks.

c.	Transactions with related parties:

	Year ended December 31,
	2011	2010	2009

Management fee to shareholders (see item e below)	$400	$400	$400

d.
Bental is engaged in various agreements with the Non controlling interest and other related parties for the rental, maintenance and other services provided to it, in connection with its plant and operations. Total amount paid by Bental for these services in 2011 and 2010 was $526 and $539, respectively.

e.
On December 13, 2011 TAT's Audit Committee and Board of Directors approved the extension of a management agreement with the controlling shareholder of the Company, Isal. According to the agreement, in return for the management services rendered by Isal to TAT, TAT will pay Isal an amount of $100 per quarter for the period commencing in November 2011. The agreement shall be in effect for additional period of three years. Each party may terminate the management agreement by providing a four-month advance notice. Total amount paid by TAT for the management services in 2011 and 2010 was $397 and $408, respectively. The Agreement is subject to the approval of the Company's stockholders.

f.
On August 13, 2009, TAT's Audit Committee and Board of Directors approved the appointment of Mr. Avi Ortal as CEO of TAT's subsidiary, Limco-Piedmont simultaneously with serving as CEO of KMN Capital (USA) Inc., Mr. Ortal relocated to the U.S. and devoted his time to serving as CEO of the said companies. Mr. Ortal received a salary of approximately $180 a year including a car and an insurance policy for his office as CEO of Limco-Piedmont. Furthermore, Mr. Ortal was entitled to a sum of approximately $180 for his office as CEO of KMN Capital (USA) Inc., Limco-Piedmont beared the actual overall employment costs of Mr. Ortal as CEO of Limco- Piedmont and as CEO of KMN Capital (USA) Inc., KMN Capital (USA) Inc., reimbursed Limco- Piedmont for 50% of said costs. In April 2011, Mr. Ortal advised TAT's Board of Directors of his intention to terminate his employment with Limco-Piedmont on July 31, 2011. On May 18, 2011, Mr. Ortal entered into a Consulting Agreement with TAT, effective for a period of eight months following the termination of his employment, to provide part-time consulting services to TAT with respect to its U.S. based subsidiaries.  Mr. Ortal will receive consulting fees of $20 per month for such services. A total of $180 was paid to Mr. Otral upon his termination of employment. As of December 31, 2011, no further obligations remain to be provided by the Company to Mr. Ortal.

g.
On June 14, 2010, TAT and Bental signed a management services agreement. TAT agreed to provide Bental with various services including investor relations, business development, marketing and advertising consulting, legal services and the appointing of TAT personnel in Bental board of directors. The agreement is effective as of January 1, 2010 and the annual management fees are in the amount of $120.

h.
In December 2009, Piedmont provided a guarantee for a period of one year (later renewed for an additional period) up to $ 7,000 in respect of FAvS' debt taken in connection with the acquisition of AeTR. On June 30, 2011 Piedmont agreed to extend its guarantee through June 30, 2013 and to continue to provide a letter of credit to secure such guarantee.  The amortization schedule for such debt was revised so that no amortization will occur until June 30, 2012.  Thereafter the debt will amortize at the rate of $200 per month. As of December 31, 2011, the guarantee amount is $5,800 (see also note 13 (e)).

i.
On September 7, 2011 TAT received a loan from Bental for the total amount of NIS 2.5 million (approximately $700), to be repaid in whole at the end of a 24 month period (the "Term"). The principle amount bears interest of Prime+1% payable on a quarterly basis and may be repaid at any time during the term upon TAT's discretion. Simultaneously with such loan, Bental received a loan from an Israeli bank for similar amount under similar terms and conditions.

j.	Resignation of CEO

On December 7, 2011, Mr. Shmuel Fledel, the Chief Executive Officer of the Company at the time, resigned from his position, effective at the end of his prior notice period in accordance with his employment agreement. Upon his resignation all stock options held by Mr. Shmuel Fledel were forfeited.

k.	Nomination of new CEO

On December 13, 2011, TAT's Audit Committee and Board of Directors approved the appointment of Mr. Itsik Maaravi as CEO of TAT, effective January 1st, 2012. Mr. Maaravi was the President of Piedmont, a position he has held since July 2011. From July 2009 through June 2011 Mr. Maaravi was Chief Marketing Officer for Piedmont as well as for Limco. The Company has entered into a new employment agreement with Mr. Maaravi pursuant to which he will be entitled to an annual salary of $250 thousands. Maaravi will be eligible to participate in a bonus plan if and when such a plan is adopted by the Company, and if such bonus plan is adopted, the maximum level according to the bonus plan for meeting target will not be less than 25% of his annual salary. He will also be eligible for a special bonus of $100,000 if in 2013 the Company has sales of at least $125,000 and EBITDA of at least 18%. The agreement has a term of three years subject to early termination upon any of the following: (a) TAT can terminate for cause (fraud, conviction, gross negligence, breach, etc.) immediately; (b) TAT can terminate without cause upon 90 days prior written notice; and (c) Maaravi can terminate upon 90 days prior written notice. The agreement also contains customary non-compete and non-solicitation provisions.

SHORT TERM BANK CREDIT AND LONG TERM LOANS (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SHORT TERM BANK CREDIT AND LONG TERM LOANS
NOTE 11 -	SHORT TERM BANK CREDIT AND LONG TERM LOANS

a.	Terms of the loans and balances:

	Currency of loan	Interest Rate December 31, 2011	Years of Maturity	December 31, 2011

Long-term loan (1)	NIS	5.25%	2012-2014	$795
Long-term loan (2)		$2.50%-3.50%	(2)	3,252
Long-term loan (3)	NIS	Prime +1%	2013	655
				4,702

Less - current maturities (3)				(282)

				$4,420

	Currency of loan	Interest Rate December 31, 2010	Years of Maturity	December 31, 2010

Long-term loan (1)	NIS	5.25%	2011-2014	$1,204
Long-term loan (2)		$2.50%-3.50%	(2)	6,250
				7,454

Less - current maturities (1)				(345)
Less - current maturities (2)				(6,250)

				$859

Required principal payments (including current maturities) as of December 31, 2011, are as follows:

Year	Amount
2012	$282
2013	3,310
2014	1,110
$4,702

(1)
The original loan was received by Bental in 2009 from an Israeli bank the amount of $1,400 to be repaid in quarterly installments over a five years period, commencing 2010.  On June 30, 2010, the entire original loan was repaid and a new loan in the same amount was taken. This new loan bears annual fixed interest of 5.25% and will be repaid until August 2014 in a quarterly installments (with regard to covenants related to such loan see note 13(f)(3)).

(2)
Loans received by TAT from an Israeli bank in a total amount of $6,250 out of which $5,000 were received during year 2008 and additional $1,250 were received during year 2009. The loans amount was to be repaid in four annual installments commencing 2011. These loans bear quarterly interest of Libor + 3.5% and Libor + 1.85%, respectively. In May 2011, TAT repaid $750 of principal, in accordance with the original installments schedule. On November 7, 2011, TAT prepaid $2,250, following which the remaining balance was $3,252. In September, 2011, TAT reached agreement with its lending bank to adjust certain financial covenants related to the said loans it was failing to meet at the time. Accordingly, as of December 31, 2011 the Company meets all financial covenants related to such loans (see also note 13(f)(2)).

(3)
On September 7, 2011, Bental received a loan from an Israeli bank in a total amount of NIS2.5 million (approximately $700), to be repaid in whole at the end of a 24 month period (the "Term"). The principal amount bears interest of Prime +1% payable on a quarterly basis and may be repaid at any time during the term upon Bental's discretion (see also note 10(i)).

(4)	In addition, as of December 31, 2011 Piedmont's bank credit balance amounted to $294.

TAT provided certain guarantees and covenants, to secure its long-term loans, see note 13e.

b.	Line of credit

On November 15, 2011, Limco-Piedmont renewed its line of credit with a U.S bank for an additional 21 month period ending on August 31, 2013, for borrowings of up to $10,000 under certain conditions. $5,000 of this amount will stand for Limco and $5,000 will stand for Piedmont. The line of credit bares interest of Libor + 1.5%, and its utilization is subject to compliance with financial covenants agreed between the parties. As of December 31, 2011, approximately $4,340 of the total line of credit was utilized by Limco and Piedmont. In addition, as of December 31, 2011 the Limco-Piedmont meets all financial covenants related to such line of credit (see also note 13(f)(1)).

LONG-TERM EMPLOYEE-RELATED OBLIGATIONS (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
LONG-TERM EMPLOYEE-RELATED OBLIGATIONS
NOTE 12 -	LONG-TERM EMPLOYEE-RELATED OBLIGATIONS

Severance pay:

The Company's Israeli based companies ("Israeli companies", TAT and Bental) severance pay for their Israeli employees is calculated pursuant to Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date. The liability is presented on the undiscounted basis. The Israeli companies record an expense for the net increase in its severance liability.

TAT's liability for all of its Israeli employees is fully covered for by monthly deposits with severance pay funds, insurance policies, Mivtahim Social Insurance Institution Ltd. ("Mivtahim") and by an accrual. The liability covered by deposits with Mivtahim is irrevocably transferred to Mivtahim. Accordingly, neither the amounts accumulated with Mivtahim, nor the corresponding liabilities for severance pay are reflected in the consolidated balance sheet.

The deposited funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israeli Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrendered value of these policies and includes profits (or loss) accumulated through the balance sheet date.

Severance pay expenses for the Israeli companies were $495, $425 and $371 for the years ended December 31, 2011, 2010 and 2009, respectively.

Limco-Piedmont sponsors a 401(K) profit sharing plan covering substantially all of its employees. The plan permits the employer to contribute a discretionary amount for a plan year, which the employer designates as qualified non-elective contribution. Contributions to plan by Limco-Piedmont were $188, $167 and $193 for the years ended December 31, 2011, 2010 and 2009, respectively.

The group expects to contribute approximately $730 in 2012 to the pension funds and insurance companies in respect of their severance and pension pay obligations.

The Israeli companies are required to make severance payment upon dismissal of an employee or upon termination of employment in certain circumstances. The severance payment liability to the employees (based upon length of service and the latest monthly salary - one month's salary for each year employed) is recorded on the Company's balance sheets under "Employee rights upon retirement." The liability is recorded as if it were payable at each balance sheet date on an undiscounted basis.

The liability is funded in part from the purchase of insurance policies or by the establishment of pension funds with dedicated deposits in the funds. The amounts used to fund these liabilities are included in the balance sheets under "Amount funded in respect of employee rights upon retirement." These policies are the Company's assets. However, under employment agreements and subject to certain limitations, any policy may be transferred to the ownership of the individual employee for whose benefit the funds were deposited. In the years ended December 31, 2011, 2010 and 2009, the Israeli companies deposited $313, $281 and $313, respectively, with insurance companies in connection with its severance payment obligations.

In accordance with the current employment agreements with certain employees, the Israeli companies make regular deposits with certain insurance companies for accounts controlled by each applicable employee in order to secure the employee's rights upon retirement. The Israeli companies are fully relieved from any severance pay liability with respect to each such employee after they make the payments on behalf of the employee. The liability accrued in respect of these employees and the amounts funded, as of the respective agreement dates, are not reflected in the Company balance sheets, as the amounts funded are not under the control and management of the Israeli companies and the pension or severance pay risks have been irrevocably transferred to the applicable insurance companies (the "Contribution Plans").

The amounts of severance payment expenses were $43, $253 and $1,658 for the years ended December 31, 2011, 2010 and 2009.

The Israeli companies expect to pay $1,920 in future benefits to their employees during 2012 to 2021 upon their normal retirement age - see breakdown below. The amount was determined based on the employee's current salary rates and the number of service years that will be accumulated upon the retirement date. These amounts do not include amounts that might be paid to employees that will cease working for the Israeli companies before their normal retirement age.

Year	Amount
2012	$334
2013	198
2014	188
2015	125
2016	123
Thereafter (through 2021)	952

Total	$1,920

COMMITMENTS AND CONTINGENT LIABILITIES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 13 -	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Commissions arrangements:

TAT is committed to pay marketing commissions to sale agents at a range of 1% to 12% of total sales contracts which were received through promotion and distribution carried out by them. Commission expenses were $626, $750 and $880 for the years ended December 31, 2011, 2010 and 2009, respectively. The commissions were recorded as part of the selling and marketing expenses.

b.	Royalty commitments:

(1)
TAT is committed to pay royalties to third parties through 2012, of ranging between 9% to 17% of sales of products developed by the third parties. Royalty expenses were $460, $328 and $324 for the years ended December 31, 2011, 2010 and 2009, respectively. The royalties were recorded as part of the cost of revenues.

(2)
Limco-Piedmont is committed to pay royalties to third party, of ranging between 3% to 5% of sales of products purchased from the third party, after deducting related costs incurred by Limco-Piedmont. That third party is the exclusive manufacturer of the products for which Limco-Piedmont provide MRO services. In addition, Limco-Piedmont is committed to pay said third party royalties, of ranging between 1.5% to 10% of sales of additional products exclusively manufactured by the third party. Royalty expenses were $201, $111 and $150 for the years ended December 31, 2011, 2010 and 2009, respectively. The royalties were recorded as part of the cost of revenues.

(3)
Bental is committed to pay royalties to the Israeli government on proceeds from the sales of products, in the research and development of which the Israeli government participated by way of grants. Under the terms of Bental's funding from the Office of the Chief Scientist, royalty payments are computed on the portion of sales from such products at a rate of 2% and 3.5%. The commitment to the Chief Scientist is limited to the amount of the received participation (dollar linked), with the addition of an annual interest rate based on Libor. As of December 31, 2011 and 2010, the total amount of royalty bearing grants due by Bental to the Chief Scientist was approximately $82 and $88, respectively.

c.	Lease commitments:

Limco-Piedmont leases some of its operating and office facilities for various terms under long-term, non-cancelable operating lease agreements. The leases expire at various dates through 2016. The monthly rental expense ranges from approximately $3.5 to $8. Certain leases contain renewal options as defined in the agreements. Lease expense (excluding related parties) totaled $258, $246 and $253 for the years ended December 31, 2011, 2010, and 2009 respectively.

TAT leases its factory from its parent company; see note 10(a), until 2020.

Bental leases an area of its plant from a related party for $50 per annum, under a long-term lease until 2013.

As of December 31, 2011, future minimum rental payments under non-cancelable operating leases are as follows:

Year	Amount
2012	$589
2013	597
2014	606
2015	616
2016	624
Total	$3,032

d.	Legal claims contingencies

(1)
On April 8, 2009, a claim was filed with the District Court in Tulsa, Oklahoma, USA by a third party, in person and on behalf of others, against TAT, Limco-Piedmont and its directors. The claim is meant to represent the public shareholders of Limco-Piedmont and seeks monetary compensation for the plaintiffs as a result of the merger, mentioned in note 3a(1), alleging, among other things, illegal management of the merger process and pricing and the non disclosure of significant information regarding the proposed merger. The parties reached a settlement whereby the plaintiffs will receive $250 through an insurance policy of officers and directors in TAT in return for dismissing the claim. On November 12, 2009, the District Court in Tulsa approved the settlement.

On July 3, 2009, Limco-Piedmont signed an agreement settling a commercial dispute ("the agreement") with one of its suppliers. According to the agreement signed between the parties, Limco-Piedmont will serve as the supplier's licensed service center for performing repairs, renovation and servicing of aircraft components for a period of five years ending on May 31, 2014, in return for $3,600. Prior to signing the agreement, Limco-Piedmont's engagement with said supplier was based on older agreements which were to end on May 31, 2011 and July 31, 2010. The fair value of the agreement was based on an valuation performed by management, which included a number of factors, including the assistance of independent valuation based on which Piedmont carried an amount of approximately $1,550 as an expense in the year ended December 31, 2009 for settling the dispute and the remaining balance was carried as an intangible asset in the TAT's books and was to be amortized over the remaining contractual period. During 2011, this intangible asset was fully written down (see also note 8(a))

(2)	See also note 3(b) for details about the settlement of the commercial dispute between Piedmont and FAvS.

(3)
On November 29, 2011, a Factoring company ("the plaintiff"), filed a claim with the magistrates court in Tel- Aviv against the Company, Bental and ten others ("the respondents"), jointly and severally, for the amount of NIS6,151 thousand (approximately $1,620). The plaintiff's case against the Company is based on invoices that were presented to the plaintiff by supplier of the Company ("the supplier"), by virtue of assignment of rights, which were originally issued to the Company by the supplier for certain alleged services. On February 5, 2012 the Company filed for its statement of defense, in which it denied the plaintiff's claims and clarified that it acted according to the deed of assignment of rights, and that the invoices neither represent nor reflect real transactions and/or real services which were rendered. The case is now in its preliminary stages of disclosure of documents and is scheduled for another hearing on July 11, 2012. The Company is of the opinion that its exposure due to the claim filed is not probable to be materialized and thus no provision was recorded in regard of that claim of December 31, 2011.

e.	Guarantees:

(1)
Bental provides bank guarantees to third parties, in the ordinary course of business, mainly in order to secure certain advances from customers. The maximum credit risk for these guarantees totaled approximately $131 as of December 31, 2011.

(2)
In order to secure TAT's liability to the Israeli customs, the Company provided bank guarantee in the amount of $153. The guarantee is linked to the consumer price index and is valid until December 2012.

(3)	See also note 13(f) for restricted cash deposit against certain loans and guaranties.
(4)	See also note 10(h) for details of a guarantee provided by Piedmont in respect of FAVS debt. As of December 31, 2011, the amount of this guarantee is $5,800.

f.	Covenants and liens on assets:

1)
In connection with its line of credit, Limco-Piedmont is obligated to meet minimal borrowing base and certain financial covenants. The utilization of the credit line is subject to compliance with the following financial covenants as agreed with the lending U.S bank:

(i)	Tangible net worth of not less than $51,500. As of December 31, 2011 Limco-Piedmont's tangible net worth was $53,879;
(ii)	Total liabilities to tangible net worth ratio ("Maximum leverage") of less than 1.0. As of December 31, 2011 Limco-Piedmont's leverage was 0.25; and
(iii)	Net financial assets of not less than $10,000 ("Minimum liquidity"). As of December 31, 2011 Limco-Piedmont's net financial assets amount was $24,554.

Accordingly, as of December 31, 2011, Limco-Piedmont meets all financial covenants as agreed.

2)
In order to secure bank loans in the remaining amount of $3,252 (as of December 31, 2011), TAT granted specific lien on Bental's shares held by TAT and designated certain deposit in the amount of $350 for pledge upon request from the bank. In addition, TAT is obligated to meet certain covenants including:

(i)	TAT's shareholders' equity will not be less than $30,000 and 30% out of its total assets (as of December 31, 2011 TAT's shareholders' equity was $86,370, representing 75% of its total assets);
(ii)	Bental's net debt (less cash and designated certain deposit ) to its operational profit ratio will be less than 4.0 (as of December 31, 2011 the ratio was 1.1);
(iii)
Bental's shareholders' equity will not be less than NIS25 million (approximately $6,550) and 50% of its total assets (as of December 31, 2011 Bental's shareholders' equity was NIS35.5 million (approximately $9,300), representing 68% of its total assets); and

(iv)	TAT's holding interest in Bental will not be less than 70% (as of December 31, 2011 TAT's holding interest in Bental is 70%).

Accordingly, as of December 31, 2011, TAT meets all financial covenants as agreed.

3)
In order to secure bank loans in the amount of $1,400 (remaining balance of $795 as of December 31, 2011) , Bental granted floating liens on all of its property and assets, fixed lien on its unpaid share capital and goodwill and first priority liens on its property, plant and equipment, checks and other trading instruments. In addition, Bental is obligated to certain covenants including:

(i)	Bental's debt to EBITDA ratio will be less than 3.0 (as of December 31, 2011 the ratio was 2.1); and
(ii)
Bental's tangible shareholders' equity will not be less than NIS20 million (approximately $5,250) and not less than 30% of its total assets (as of December 31, 2011 Bental's tangible shareholders' equity was NIS35.5 million (approximately $9,300), representing 69% of its total assets).

Accordingly, as of December 31, 2011, Bental meets all covenants as agreed.

4)	A lien on Bental Approved Enterprise has been registered in favor of the State of Israel (see note 16(b) below).

5)
In order to secure the guarantee Piedmont provided to FAvS as mentioned on note 10(h), Piedmont granted a lien on a bank deposit in the amount of $2,904, which is recorded as restricted deposit in the balance sheet as of December 31, 2011 (out of which $2,300 was classified as long-term restricted deposit).

SHAREHOLDERS' EQUITY (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SHAREHOLDERS' EQUITY
NOTE 14 -	SHAREHOLDERS' EQUITY

a.
TAT's Ordinary shares confer upon their holders voting rights, the right to receive dividends, if declared, and any amounts payable upon the dissolution, liquidation or winding up of the affairs of TAT.

b.
On July 2, 2009, TAT completed a merger with Limco-Piedmont. As part of the merger, TAT acquired the entire remaining shares of Limco-Piedmont held by Limco-Piedmont's public shareholders in exchange for 2,520,372 newly issued shares of TAT, see also note 3(a)(1).

c.	Treasury purchase plan

On March 11, 2009 and on August 13, 2009, TAT's board of directors authorized its management to enter into an engagement with Oppenheimer Israel Investment House for the blind trust repurchase of TAT's shares under rule 10b5-1 of the Securities Exchange Act of 1934.

The first repurchase plan (from March 11, 2009) was terminated on March 26, 2009, under which TAT repurchased 4,650 shares for a cumulative amount of $26.

The second repurchase plan (from August 13, 2009) permitted for Oppenheimer Israel to purchase shares of TAT during trade on a foreign stock exchange at a scope of up to $2,000 in a period of six months from August 13, 2009 and at a price not exceeding $9 per share. The second plan was completed on December 2009, under which 253,390 shares were repurchased, representing approximately 2.8% of the Company's share capital in consideration of approximately $2,000 (an average of $7.9 per share).

The repurchased shares under both plans became dormant as defined in the Israeli Companies Law.

A reconciliation of opening and closing balances of the number of ordinary shares (in thousands) is presented below:

	2011	2010	2009
Balance outstanding at beginning of year	8,815	8,815	6,553
Issuance of shares	-	-	2,520
Exercise of options by employees	-	-	-
Purchase of treasury shares	-	-	(258)
Balance outstanding at end of year	8,815	8,815	8,815

d.	Stock option plans

(1)
On August 14, 2008, TAT's Board of Directors approved the grant of 65,477 unregistered options of Series A, B and C to its Chief Executive Officer. Each option of Series A, B and C vests over two, three and four years commencing May 19, 2008, respectively, and expires three years after vesting. Each Series A, B and C option can be exercised into one Ordinary share 0.9 NIS par value, for an exercise price of $6.15 (adjusted for dividend distribution and other equity changes as defined in the option grant terms). Alternatively, the Chief Executive Officer can opt to receive TAT's Ordinary shares based on the value of the appreciation over the exercise price.

The weighted average fair value of stock options granted at the grant date, is $2.69, $2.9 and $3.15, for Series A, B a C, respectively, based on the Black-Scholes option-pricing model with the following weighted average assumptions:

	Series A	Series B	Series C

Number of options	21,826	21,826	21,825
Weighted average expected stock price volatility	60.05%	55.96%	54.57%
Weighted average expected option life (in years)	3.25	4.25	5.25
Average risk free interest rate	2.72%	2.94%	3.15%
Dividend yield	0%	0%	0%

The expected volatility is based on the historical volatility of the Company's stock. The risk-free interest rate assumption is based on observed interest rates appropriate for the expected term of the stock options granted. The expected life assumption is based on assumption related to the options' vesting schedules and life terms. The dividend yield is derived from the absence of formal dividend distribution plan.

The following table is a summary of the activity of TAT's stock Option plan:

	Year ended December 31,
	2011		2010		2009
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Outstanding at the beginning of the year	65,477	$6.15	65,477	$6.15	65,477	$6.15
Granted	-	-	-	-	-	-
Forfeited	(21,825)	6.15	-	-	-	-

Outstanding at the end of the year	43,652	$6.15	65,477	$6.15	65,477	$6.15

Exercisable options	43,652	$6.15	21,826	$6.15	-	$-

Compensation expenses attributable to outstanding stock options were $49 and $63 for the years ended December 31, 2010 and 2009, respectively. Compensation expense is recognized in the statement of income as an operating expense based on the fair value of the option over the requisite service period. Following the resignation of Mr. Fledel, the Company's Chief Executive Officer on December 7, 2011 (see note 10(j)) the 21,825 unvested stock options forfeited and the remaining 43,652 stock options expired on March 6, 2012. As result, the Company recorded for the year ended December 31, 2011 an income from the expiration of such options, in the total amount of $37.

(2)
On November 24, 2011, TAT's Board of Directors approved, subject to the approval of the Company's shareholders, the grant of an aggregate of 400,000 options to purchase Ordinary shares 0.9 NIS par value of the Company to senior executives and certain members of the Board of Directors, at an exercise price of $6.5 per share. Half of the options will vest over a three year period, on a straight line basis, and half of the options will vest over a three year period provided that TAT's shareholders' equity in its audited financial statements in any of the four years following the grant date will exceed $95,000.

(3)
On February 25, 2009, Limco-Piedmont's board of directors decided to grant options to directors and managers to purchase 230,000 Common stock of Limco-Piedmont ("The 2009 plan"). The optionees included the Company's Chairman, Chief Executive Officer and a director in the Company who also served as director in Limco-Piedmont who each received 30,000 options. The exercise increment for each option was $ 2.16 and its value based on the Black & Scholes option pricing model was $ 1.06.

The following table summarizes Limco's weighted average assumptions used in the valuation of options (granted under the 2009 plan) for the year ended December 31, 2009:

2009

Weighted average expected stock price volatility	56%
Weighted average expected option life (in years)	3.5
Average risk free interest rate	2.87%
Dividend yield	0%

The expected volatility is based on the historical volatility of the Company's stock. The risk-free interest rate assumption is based on observed interest rates appropriate for the expected term of the stock options granted. The expected life assumption is based on assumption related to the options' vesting schedules and life terms.

Limco uses the Black-Scholes option pricing model to determine the weighted average fair value of options. The volatility factor used in the Black-Scholes option pricing model is based on historical stock price fluctuations. Due to the relative short period of the time Limco has been public TAT has estimated a 0% forfeiture rate. The expected term of options is based on the simplified method as allowed under and ASC 718-10-S99 and 110 issued by the SEC.  The simplified method assumes the option will be exercised midway between the vesting date and the contractual term of the option.  Limco is able to use the simplified method as the options qualify as "plain vanilla" options as defined by ASC 718-10-S99 and since Limco does not have sufficient historical exercise data to provide a reasonable basis to estimate expected term. Expected dividend yield is based upon Limco's historical and projected dividend activity and the risk free interest rate is based upon US Treasury rates appropriate for the expected term of the options.

(4)
Upon the completion of the merger between TAT and Limco-Piedmont, as detailed in note 3(a)(1) above, all options granted under note 14(d)(3) above were cancelled. Upon the cancellation date, Limco-Piedmont recorded expenses totaling $ 542 which as of the date of cancellation represents the expense over the unvested options.

A summary of Limco-Piedmont's Option plans activity for the year ended December 31, 2009, is presented below:

	Number of options	Weighted average exercise price	Weighted average contractual life remaining	Aggregate intrinsic value
	(in thousands)		in years	(in thousands)

Outstanding at January 1, 2009	311	$10.01	4.37	$-
Granted	230	$2.25	-	-
Cancelled	(541)	$6.71	-	-

Outstanding at December 31, 2009	-	$-	-	$-

Exercisable at December 31, 2009	-	$-	-	$-

e.	Market Maker for TAT shares traded in Tel Aviv Stock Exchange

On August 15, 2011, TAT entered into a Market Making agreement for its shares traded on the Tel Aviv Stock Exchange (TASE) with Harel Finance Trade & Securities Ltd. for the purpose of improving liquidity of TAT shares. The agreement is for a 12 month period, subject for TASE's approval. The agreement will be automatically extended in 12 month periods, unless otherwise terminated by either of the parties giving 30 days notice or in accordance with certain regulatory circumstances. TAT will pay an immaterial fee in connection with the said agreement.

f.	Dividends

On March 11, 2009, TAT's Board of Directors declared a cash dividend in the total amount of $3,617, or $0.55 per share, for all of the shareholders of Company at the effective date - March 29, 2009. TAT paid the dividend on April 8, 2009.

On March 11, 2009, Bental's Board of Directors approved the distribution of cash dividend in the total amount of $2,923. The dividend was paid on April 5, 2009, out of which TAT received $2,046.

On November 12, 2009, TAT's Board of Directors declared a cash dividend in the total amount of $2,648 or $0.38 per share, for all of the shareholders of the Company at the effective date November 23, 2009. TAT paid the dividend on December 7, 2009.

On November 24, 2009, Bental's Board of Directors approved the distribution of cash dividend in the total amount of $1,297. The dividend was paid on December 7, 2009, out of which TAT received $908.

EARNINGS (LOSSES) PER SHARE (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
EARNINGS (LOSSES) PER SHARE
NOTE 15 -	EARNINGS (LOSSES) PER SHARE

The following table sets forth the computation of basic and diluted net earnings (losses) per share:

	Year ended December 31,
	2011	2010	2009
Numerator:

Net earnings (losses) attributed to TAT	$(1,030)	$(7,386)	$1,753

Denominator for basic and diluted net earnings (losses) per share:

Weighted average number of basic and diluted shares outstanding during the year	8,815,003	8,815,003	7,893,639

The weighted average number of outstanding options excluded from the calculation of diluted net earnings per share, due to their anti dilutive effect was 63,660 for the year ended December 31, 2011 and 65,477, for the years ended December 31, 2010.

INCOME TAXES (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
INCOME TAXES
NOTE 16 -	INCOME TAXES

a.	Measurement of taxable income under the Income Tax (Inflationary Adjustments) Law, 1985

In accordance with the above law results for tax purposes, for the Israeli companies, are measured and reflected in real terms in accordance with the changes in the Israeli Consumer Price Index (CPI).  Under the Inflationary adjustments law (Amendment No. 20, 2008, hereafter - "the amendment"), that was enacted in the Israeli Parliament on February 26, 2008, the provisions of the Inflationary adjustments law will no longer apply to the Company and Bental  in 2008 and thereafter. The amendment specifies transitional provisions regarding the discontinuance of the provisions of the Inflationary adjustments law that have applied to the Company and Bental through the end of 2007.

b.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 ("the Law"):

Some facilities of the Israeli companies in Israel have been granted approved enterprise status under the above law.

The main tax benefits available are:

In respect of income derived from the approved enterprise, the Israeli companies were entitled to reduced tax rates during a period of up to seven years from the year in which such enterprise first earn taxable income (limited to twelve years from commencement of production or fourteen years from the date of approval, whichever is earlier).

Income derived from the approved enterprise is tax exempt during the first two years of the seven year tax benefit period as above, and is subject to a reduced tax rate not exceeding 25% during the remaining years of benefits.

b.

In the event of distribution of a cash dividend from income which was tax exempt as above, the Company and Bental would have to pay the 25% tax in respect of the amount distributed. Company has policy not to distribute cash dividends from such exempt income. As of December 31, 2011, the Company had accumulated a total amount of $6,256 of exempt income.

Conditions for the entitlement of benefits

The above mentioned benefits were subject to the fulfillment of the terms specified in the Law, the related regulations and the approval plans as specified above. Failure to fulfill these terms might result the cancellation of the tax benefits (all or some), in which case the Israeli companies will be required to repay all benefits including interest and fines. Management estimates that the Israeli companies comply with all terms as mentioned above.

Preferred Enterprises

Additional amendments to the Approved Enterprise Law became effective in January 2011 (the "2011 Amendment"). Under the 2011 Amendment, income derived by 'Preferred Companies' from 'Preferred Enterprises' (both as defined in the 2011 Amendment) would be subject to a uniform rate of corporate tax as opposed to the current incentives that are limited to income from Approved or Benefiting Enterprises during their benefits period. According to the 2011 Amendment, the uniform tax rate on such income, referred to as 'Preferred Income', would be 10% in areas in Israel that are designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively, thereafter. Income derived by a Preferred Company from a 'Special Preferred Enterprise' (as defined in the Approved Enterprise) would enjoy further reduced tax rates for a period of ten years of 5% in Zone A and 8% elsewhere. As with dividends distributed from taxable income derived from an Approved Enterprise or Benefiting Enterprise during the applicable benefits period, dividends distributed from Preferred Income would be subject to a 15% tax (or lower, if so provided under an applicable tax treaty), which would generally be withheld by the distributing company. While the Company may incur additional tax liability in the event of distribution of dividends from tax exempt income generated from its Approved and Benefiting Enterprises, no additional tax liability will be incurred by the Company in the event of distribution of dividends from income taxed in accordance with the 2011 Amendment.

Under the transitional provisions of the 2011 Amendment, the Company and Bental elected to irrevocably implement the 2011 Amendment and be regarded as a "preferred enterprise" with respect to its existing Approved and Benefiting Enterprises while waiving benefits provided under the legislation prior to the 2011 Amendment.

c.	Reduction of Israeli corporate tax rate

The statutory rate of the Israeli corporate tax is as follows: 2011- 24%, 2010- 25%, 2009- 26%. In July 2009, the "Knesset" (Israeli Parliament) passed the Law for Economic Efficiency (Amended Legislation for Implementing the Economic Plan for 2009 and 2010), 2009, which prescribes, among others, an additional gradual reduction in the rates of the Israeli corporate tax and real capital gains tax starting 2011 to the following tax rates: 2012 - 23%, 2013 - 22%, 2014 - 21%, 2015 - 20%, 2016 and thereafter - 18%.

On December 6, 2011, the Knesset (Israel's Parliament) passed a law for changing the tax burden (Legislative Amendments), which cancels, among others, the gradual reduction in the corporate tax rates in Israel. In addition, the corporate tax in Israel will be increased to 25% starting in 2012. The effect of the abovementioned change on the financial statements is immaterial.

d.	U.S. subsidiaries

U.S. subsidiaries are taxed based on federal and state tax laws. The effective tax rate for 2011, 2010, and 2009 was 38%.

e.	Tax assessments

TAT's income tax assessments are considered final through 2007.

Bental income tax assessments are considered final through 2008.

Limco-piedmont income tax assessments are considered final through 2007.

TAT-GAL which was incorporated in 2008 has not received final tax assessment yet.

The Company and its parent company file a consolidated tax report for the Israeli tax authorities. Accordingly, each one the companies are entitled to use its tax losses (resulted from the first year of consolidated tax report) against taxable income of the other company and subject to certain limitations.

f.	Income tax reconciliation:

A reconciliation of the theoretical tax expense assuming all income is taxed at the statutory rate to income taxes as reported in the statements of income:

	Year ended December 31,
	2011	2010	2009
Income (loss) before income taxes as reported in the statements of income	$(1,970)	$(6,906)	$1,367

Statutory tax rate in Israel	24%	25%	26%

Theoretical tax expenses (income)	$(473)	$(1,726)	$355
Increase (decrease) in income taxes resulting from:
Tax adjustment for foreign subsidiaries subject to a different tax rate	(28)	(1,118)	402
Reduced tax rate on income derived from "Approved Enterprises" plans	177	-	(20)
Exempt income	(10)	-	-
Utilization of disallowed capital losses carryforward	(36)	-	-
Deferred taxes on impairment of share in affiliated company	-	(1,332)	-
Tax in respect of prior years	(80)	(50)	*(1,609)
Non-deductible expenses	134	73	107
Income taxes as reported in the statements of income (loss)	$(316)	$(4,153)	$(765)

*
Income taxes benefit relating to prior years is a result of an approved enterprise certificate granted to Bental by the Israeli tax authorities in 2009. At the time only when receiving such approval was Bental able to recognize certain tax benefit relating to 2008.

g.	Income (loss) before income taxes is comprised as follows:

	Year ended December 31,
	2011	2010	2009

Domestic (Israel)	$1,062	$2,842	$4,222
Foreign (United States)	(3,032)	(9,748)	(2,855)

	$(1,970)	$(6,906)	$1,367

h.	Income taxes (benefit) included in the statements of income:

	Year ended December 31,
	2011	2010	2009
Current:
Domestic (Israel)	$371	$570	$1,163
Foreign (United States)	213	(611)	(1,188)

	584	(41)	(25)
Deferred:
Domestic (Israel)	218	46	(51)
Foreign (United States)	(1,038)	(4,108)	920

	(820)	(4,062)	869
Previous years:
Domestic (Israel)	(126)	(50)	*(1,609)
Foreign (United States)	46	-	-
	(80)	(50)	(1,609)

	$(316)	$(4,153)	$(765)

*
Income taxes benefit relating to prior years is a result of an approved enterprise certificate granted to Bental by the Israeli tax authorities in 2009. At the time only when receiving such approval was Bental able to recognize certain tax benefit relating to 2008.

i.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of TAT's deferred tax liabilities and assets are as follows:

	December 31,
	2011	2010
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$73	$1,001
Unrealized gains	138	192
Provisions for employee benefits	227	394
Inventory	1,939	1,318
Other temporary differences	187	631
Deferred tax assets - short-term- other accounts receivables	$2,564	$3,536

Goodwill and intangible assets	$1,273	$946
Property, plant and equipment	762	-
Provisions for employee benefits and other temporary differences	52	89
Other	124	-
Net operating losses Carryforward	1,458	-
Deferred tax assets - Long-term	$3,669	$1,035

Other temporary differences Deferred tax Liabilities - Short-term- other accounts payable	$(179)	$-

Property, plant and equipment and intangible assets	(1,388)	(868)
Other	(25)	-
Deferred tax Liabilities - Long-term	$(1,413)	$(868)

As of December 31, 2011, TAT did not provide a valuation allowance in respect of deferred tax assets, since management currently believes that it is more likely than not that the deferred tax asset will be realized in the future. For certain capital losses, incurred by the U.S. subsidiaries, the Company provide valuation allowance as it cannot predict its future realization.

TAT does not intend to distribute earnings of a foreign subsidiary aggregating  up to $11,600 (tax earnings and profits) as of December 31, 2011, and accordingly, no deferred tax liability has been established relative to these earnings. If such profits and earnings are distributed by cash dividend, it would be taxed at tax rate applicable to such distribution (25%) and an income tax liability of up to approximately $2,900 would be incurred as of December 31, 2011.

TAT does not intend to distribute tax-exempt earnings deriving from Approved Enterprise aggregating approximately $6,800 as of December 31, 2011, and accordingly, no deferred tax liability has been established related to these earnings. See also Note 16(b). If such tax-exempt income is distributed by cash dividend (including a liquidation dividend), it would be taxed at the reduced corporate tax rate applicable to such profits (25%) and an income tax liability of up to approximately $1,700 would be incurred as of December 31, 2011.

j.	A reconciliation of the beginning and ending amount of unrecognized provision is as follows:

Amount

Balance at January 1, 2009	$-
Additions for tax positions of prior years	-
Settlements with tax authorities	-
Balance at December 31, 2009	-
Additions for tax positions of prior years	84
Settlements with tax authorities	-
Balance at December 31, 2010	$84
Additions for tax positions of prior years	-
Settlements with tax authorities	-
Exchange rate differences	2
Balance at December 31, 2011	$86

Unrecognized tax benefits, mainly of a long-term nature, at December 31, 2011, 2010 and 2009 amounted to $2, $84 and $0, respectively. All of the above amounts of unrecognized tax benefits would affect the effective tax rate if recognized. The Group does not expect unrecognized tax benefits to change significantly over the next 12 months.

SEGMENT INFORMATION (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SEGMENT INFORMATION
NOTE 17 -	SEGMENT INFORMATION

a.	Segment Activities Disclosure:

TAT operates under four segments: (i) Original Equipment Manufacturing or "OEM" of Heat Management Solutions (ii) Heat Transfer Services and Products (iii) Maintenance, Repair and Overhaul or "MRO" services for Aviation Components and (iv) OEM of Electric Motion Systems. Until December 31, 2010, TAT operated under three segments. As of January 1, 2011, TAT began reporting its operations based on four operating segments, after dividing its MRO Services operating segment into two separate segments: Heat Transfer Services and Products; and MRO services for Aviation Components. Accordingly, the revenues and costs reported for the year ended December 31, 2010 and 2009 for MRO Services operating segment were divided between these two new operating segments. Additionally, the operating segment name of 'OEM of Heat Transfer Products' was changed to 'OEM of Heat Management Solutions'.

-
OEM of Heat Management Solutions primarily includes the design, development, manufacture and sale of (i) a broad range of heat transfer components (such as heat exchangers, pre-coolers and oil/fuel hydraulic coolers) used in mechanical and electronic systems on-board commercial, military and business aircraft; (ii) environmental control and cooling systems on board aircraft and for ground applications; and (iii) a variety of other electronic and mechanical aircraft accessories and systems such as pumps, valves, power systems and turbines.

-
Heat Transfer Services and Products primarily includes the maintenance, repair and overhaul of heat transfer equipment and in a lesser extent, the manufacturing of certain heat transfer products. TAT's Limco subsidiary operates an FAA certified repair station, which provides heat transfer MRO services and products for airlines, air cargo carriers, maintenance service centers and the military.

-
MRO services for Aviation Components primarily includes the maintenance, repair and overhaul of APUs, landing gear and other aircraft components. TAT's Piedmont subsidiary operates an FAA certified repair station, which provides aircraft component MRO services for airlines, air cargo carriers, maintenance service centers and the military.

-	OEM of Electric Motion Systems primarily includes the design, development, manufacture and sale of a broad range of electrical motor applications for airborne and ground systems.

The Group's chief operating decision-maker (CEO of the Company) evaluates performance, makes operating decisions and allocates resources based on financial data consistent with the presentation in the accompanying financial statements.

TAT evaluates segment performance based on revenue and operating income.  The operating income reported in TAT's segments excludes other unallocated amounts.  Although such amounts are excluded from the business segment results, they are included in reported consolidated earnings.  Unallocated amounts include executive level expenses and certain expenses related to accounting and finance, human resources and information technology departments.

During 2005 through December 1, 2009, TAT managed also another segment - the Parts segment, which focused on sales of parts of APU's, propellers, landing gears and other aviation components. This segment was transferred as a part of the transaction mentioned in note 3(b).

The OEM of electrical motion systems segment was added with the consolidation of Bental, following its acquisition on August 18, 2008.

b.	Segments statement operations disclosure:

The following financial information is the information that management uses for analyzing the segment results. The figures are presented in consolidated method as presented to management.

The following financial information is a summary of the operating income of each operational segment:

	Year ended December 31, 2011
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Amounts not allocated to segments	Elimination from inter companies sale	Consolidated

Revenues
Sale of products and services	$25,993	$11,658	$27,600	$20,146	$-	$-	$85,397
Intersegment revenues	4,027	-	3	-	-	(4,030)	-
Total revenues	30,020	11,658	27,603	20,146	-	(4,030)	85,397

Cost of revenues	22,660	9,388	20,173	17,882	-	(3,884)	66,219
Write down of inventory and impairment charges of long lived assets	-	298	-	5,465	-	-	5,763
Gross profit	7,360	1,972	7,430	(3,201)	-	(146)	13,415

Research and development expenses	455	331	-	-	-	-	786
Selling and marketing expenses	1,203	619	1,026	591	-	-	3,439
General and administrative expenses	3,787	1,501	2,574	2,029	1,058	-	10,949
Other expense (income)	(190)	21	-	-	-	-	(169)
Operating income (loss)	2,105	(500)	3,830	(5,821)	(1,058)	(146)	(1,590)

Financial expense, net	-	-	-	-	(380)	-	(380)
Loss before income taxes							$(1,970)

	Year ended December 31, 2010
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Amounts not allocated to segments	Elimination from inter companies sale	Consolidated

Revenues
Sale of products and services	$26,012	$13,046	$24,365	$16,332	$-	$-	$79,755
Intersegment revenues	3,639	-	104	-	-	(3,743)	-
Total revenues	29,651	13,046	24,469	16,332	-	(3,743)	79,755

Cost of revenues	22,425	10,092	18,005	14,631	-	(3,965)	61,188
Write down of inventory	-	-	-	3,500	-	-	3,500
Gross profit	7,226	2,954	6,464	(1,799)	-	222	15,067

Research and development expenses	274	377	-	-	-	-	651
Selling and marketing expenses	1,186	526	1,014	749	-	-	3,475
General and administrative expenses	3,598	1,572	2,049	4,413	1,200	-	12,832
Impairment of goodwill and intangible assets	-	-	456	4,248	-	-	4,704
Operating income (loss)	2,168	479	2,945	(11,209)	(1,200)	222	(6,595)

Financial expense, net	-	-	-	-	(111)	-	(111)
Other expenses	-	-	-	-	(200)	-	(200)
Loss before income taxes							$(6,906)

	Year ended December 31, 2009
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Parts (*)	Amounts not allocated to segments	Eliminaetion from inter companies sale	Consolidated

Revenues
Sale of products and services	$24,090	$11,321	$16,835	$24,788	$6,057	$-	$-	$83,091
Intersegment revenues	4,527	-	660	-	-	-	(5,187)	-
Total revenues	28,617	11,321	17,495	24,788	6,057	-	(5,187)	83,091

Cost of revenues	19,809	8,021	20,173	17,727	5,879	-	(4,714)	66,895
Gross profit	8,808	3,300	(2,678)	7,061	178	-	(473)	16,196

Research and development expenses	408	272	-	-	-	-	-	680
Selling and marketing expenses	1,063	629	441	1,227	359	-	-	3,719
General and administrative expenses	3,767	1,176	2,417	3,779	516	3,324	-	14,979
Capital gain	-	-	-	(4,400)	-	-	-	(4,400)
Operating income (loss)	3,570	1,223	(5,536)	6,455	(697)	(3,324)	(473)	1,218

Financial income, net	-	-	-	-	-	149	-	149
Loss before income taxes								$1,367

(*)	For the period of January 1, 2009 through November 30, 2009.

c.	The following financial information identifies the assets to segment:

	As of December 31, 2011
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Amounts not allocated to segments	Consolidated

Assets	$33,984	$12,890	$26,654	$20,380	$19,783	$113,691
Depreciation and amortization	1,137	653	756	721	-	3,267
Expenditure for segment assets	924	352	638	1,391	-	3,305
Goodwill	-	1,042	-	-	-	1,042

	As of December 31, 2010
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Amounts not allocated to segments	Consolidated

Assets	$36,949	$17,501	$21,559	$23,588	$21,830	$121,427
Depreciation and amortization	1,220	671	704	787	-	3,382
Expenditure for segment assets	739	826	625	896	-	3,086
Goodwill	-	1,156	-	-	-	1,156

	As of December 31, 2009
	OEM of Heat Management Solutions	OEM - Electric Motion Systems	Heat Transfer Services and Products	MRO services for Aviation Components	Amounts not allocated to segments	Consolidated

Assets	$38,354	$13,888	$17,998	$33,222	$21,029	$124,491
Depreciation and amortization	1,050	507	756	657	-	2,970
Expenditure for segment assets	846	960	563	2,489	-	4,858
Goodwill	-	1,055	456	3,800	-	5,311

ENTITY-WIDE DISCLOSURE (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
ENTITY-WIDE DISCLOSURE
NOTE 18 -	ENTITY-WIDE DISCLOSURE

a.	Total revenues and long-lived assests - by geographical location were as follows:

	2011		2010		2009
	Total revenues	Long-lived assets	Total revenues	Long-lived assets	Total revenues	Long-lived assets
Sale of products

Israel	$18,945	$8,528	$23,223	$9,103	$19,613	$9,312
Asia	-	-	-	-	-	-
North America	20,988	-	7,531	-	7,554	-
Europe	6,048	-	5,567	-	5,788	-
Other	1,527	-	2,633	-	1,796	-
	$47,508	$8,528	$38,954	$9,103	$34,751	$9,312

	2011		2010		2009
	Total revenues	Long-lived assets	Total revenues	Long-lived assets	Total revenues	Long-lived assets

Services

Israel	$384	$-	$410	$-	$95	$-
Asia	-	-	-	-	-	-
North America	26,403	4,325	25,607	5,340	34,043	5,151
Europe	8,253	-	8,573	-	10,767	-
Other	2,849	-	6,211	-	3,435	-
	$37,889	$4,325	$40,801	$5,340	$48,340	$5,151

b.	Major Customers

No single customer accounted for 10% or more of Group's total net revenue in any fiscal year presented.

SELECTED STATEMENTS OF INCOME DATA (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SELECTED STATEMENTS OF INCOME DATA
NOTE 19 -	SELECTED STATEMENTS OF INCOME DATA

	Year ended December 31,
	2011	2010	2009
Financial income (expenses), net:

Financial income:
Foreign currency translation adjustments	$1,168	$1,102	$1,541
Tax refund	95	191	130
Derivatives	352	149	192
Interest on cash equivalents, short-term bank deposits and others	213	128	328

	1,828	1,570	2,191

Financial expenses:
Bank charges	(84)	(177)	(214)
Interest on long-term loans	(308)	(211)	(206)
Foreign currency translation adjustments	(1,159)	(1,215)	(1,462)
Interest expenses on call option to Non controlling interest	-	-	(72)
Derivatives	(642)	-	(18)
Others	(15)	(78)	(70)
	(2,208)	(1,681)	(2,042)

	$(380)	$(111)	$149

SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS INFORMATION (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS INFORMATION
NOTE 20 -	SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS INFORMATION

	Warranty provision	Inventory Reserve	Allowance for Doubtful Accounts

Balance, as of January 1, 2009	$699	$2,036	$154

Additions	71	273	2,394
Write-offs, net of recoveries	(369)	-	(188)

Balance, as of December 31, 2009	401	2,309	2,360

Additions	-	3,500	291
Write-offs, net of recoveries	(60)	(1,093)	(232)

Balance, as of December 31, 2010	341	4,716	2,419

Additions	-	2,717	31
Write-offs, net of recoveries	(53)	(844)	(2,260)

Balance, as of December 31, 2011	$288	$6,589	$190

SUBSEQUENT EVENTS (TAT Technologies Ltd [Member])	12 Months Ended
Dec. 31, 2011
TAT Technologies Ltd [Member]
SUBSEQUENT EVENTS
NOTE 21 -	SUBSEQUENT EVENTS

On April 22, 2012, subsequent to the balance sheet date, TAT's Board declared a cash dividend in the total amount of $2,500 (approximately NIS9.4 million), or $0.283 per share (approximately NIS1.065 per share), for all of the shareholders of TAT. The dividend will be paid to shareholders of record on May 3, 2012. TAT will pay the dividend on May 17, 2012.

Consolidated Balance Sheets (First Aviation Services, Inc. [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash	$ 1,112	$ 1,302
Trade receivables, net	17,679	20,051
Inventories, net	31,411	34,778
Prepaid expenses and other	1,843	2,417
Total current assets	52,045	58,548
Plant and equipment, net	1,830	2,467
Deferred financing costs and other	477	538
Goodwill	7,773	7,773
Total assets	62,125	69,326
Current liabilities:
Accounts payable	16,178	18,777
Accrued compensation and related expenses	424	555
Other accrued liabilities	1,276	3,387
Revolving line of credit	16,985	22,257
Term loan payable	1,200	6,400
Notes payable	9	28
Total current liabilities	36,072	51,404
Long-term liabilities:
Other liabilities	1,431	1,717
Term loan payable	4,600
Total liabilities	42,103	53,121
Stockholders' equity
Preferred stock, $0.01 par value, $100 redemption value, 30,000 shares authorized, 18,354 and 15,841 shares issued and outstanding, respectively	1,835	1,584
Additional paid-in capital	41,960	39,669
Deficit	(18,181)	(18,721)
Accumulated other comprehensive income	433	500
Total stockholders' equity before treasury stock	26,230	23,181
Less: treasury stock, at cost, 61,651 and 68,188 shares, respectively	(6,208)	(6,976)
Total shareholders' equity	20,022	16,205
Total liabilities and equity	62,125	69,326
Class A Common Stock [Member]
Stockholders' equity
Common stock	125	91
Class B Common Stock [Member]
Stockholders' equity
Common stock	$ 58	$ 58

Consolidated Balance Sheets (Parenthetical) (First Aviation Services, Inc. [Member], USD $)	Dec. 31, 2011	Dec. 31, 2010
Treasury stock, shares	61,651	68,188
Preferred stock, par value per share	$ 0.01	$ 0.01
Preferred stock, redemption price per share	$ 100	$ 100
Preferred stock, shares authorized	30,000	30,000
Preferred stock, shares issued	18,354	15,841
Preferred stock, shares outstanding	18,354	15,841
Class A Common Stock [Member]
Ordinary shares, par value per share	$ 0.2	$ 0.2
Ordinary shares, shares authorized	1,000,000	1,000,000
Ordinary shares, shares issued	671,994	566,031
Ordinary shares, shares outstanding	610,343	497,843
Class B Common Stock [Member]
Ordinary shares, par value per share	$ 0.2	$ 0.2
Ordinary shares, shares authorized	300,000	300,000
Ordinary shares, shares issued	288,333	288,333
Ordinary shares, shares outstanding	288,333	288,333

Consolidated Statements of Operations (First Aviation Services, Inc. [Member], USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010
First Aviation Services, Inc. [Member]
Net sales	$ 113,056		$ 128,463
Cost of sales	(88,635)		(103,392)
Gross profit	24,421		25,071
Selling, general and administrative expenses	21,248		22,419
Corporate expenses	1,500		1,577
Total operating expenses	22,748		23,996
Operating income (loss)	1,673		1,075
Non-operating income (expense)
Investment Income, Interest			2
Interest expense	(1,405)
Other	718		(2,252)
Income (loss) before income taxes	986		(1,175)
Income tax provision	(195)		(16)
Net income (loss)	791		(1,191)
Dividends on preferred stock	(251)		(219)
Net income available (loss attributable) to common stockholders	$ 540		$ (1,410)
Basic net income (loss) per share, and net income (loss) per share - assuming dilution:
Basic net income (loss) per share attributable to common stockholders	$ 0.62	[1]	$ (1.8)	[1]
Net income (loss) per share attributable to common stockholders - assuming dilution	$ 0.62	[1]	$ (1.8)	[1]
Weighted average shares outstanding - basic	874,644	[1]	783,710	[1]
Weighted average shares outstanding - assuming dilution	875,349	[1]	783,710	[1]

[1]	Earnings per share and weighted average shares outstanding reflect the impact of First Aviation's l-for-20 reverse stock split, which was effective October 24, 2011.

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (First Aviation Services Inc. [Member], USD $) In Thousands, except Share data	First Aviation Services Inc. [Member] USD ($)	Comprehensive Income (Loss) [Member] First Aviation Services Inc. [Member] USD ($)	Class A Common Stock [Member] First Aviation Services Inc. [Member] USD ($)	Class B Common Stock [Member] First Aviation Services Inc. [Member] USD ($)	Preferred Stock [Member] First Aviation Services Inc. [Member] USD ($)	Additional Paid-in Capital [Member] First Aviation Services Inc. [Member] USD ($)	Retained Earnings [Member] First Aviation Services Inc. [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] First Aviation Services Inc. [Member] USD ($)	Stockholders' Equity Before Treasury Stock [Member] First Aviation Services Inc. [Member] USD ($)	Treasury Stock [Member] First Aviation Services Inc. [Member] USD ($)
Balance at Dec. 31, 2009	$ 17,154		$ 91	$ 58	$ 1,350	$ 40,233	$ (17,296)	$ 390	$ 24,826	$ (7,672)
Balance, shares at Dec. 31, 2009			9,838,234	5,766,667	13,500					1,482,394
Shares issued to directors	78					(515)			(515)	593
Shares issued to directors, shares			101,139							(101,139)
Other share-based compensation	54					(49)			(49)	103
Other share-based compensation, shares			17,485							(17,485)
Preferred stock dividend					234		(234)
Preferred stock dividend, shares					2,341
Issuance of Common A	3,000
Other comprehensive income	110	110						110	110
Net income (loss)	(1,191)	(1,191)					(1,191)		(1,191)
Total comprehensive income (loss)		(1,081)
Balance at Dec. 31, 2010	16,205		91	58	1,584	39,669	(18,721)	500	23,181	(6,976)
Balance, shares at Dec. 31, 2010			9,956,858	5,766,667	15,841					1,363,770
Shares issued to directors	75
Shares issued to directors, shares						(693)			(693)	768
Shares issued for the purchase of Piedmont, as restated			94,088							(94,088)
Other share-based compensation	18		1			17			18
Other share-based compensation, shares			30,000
Preferred stock dividend					251		(251)
Preferred stock dividend, shares					2,513
Issuance of Common A	3,000		33			2,967			3,000
Issuance of Common A, shares			3,322,259
Other comprehensive income	(67)	(67)						(67)	(67)
Net income (loss)	791	791					791		791
Total comprehensive income (loss)		724
Effect of l-for-20 reverse stock split			(12,731,211)	(5,478,334)						(1,208,031)
Balance at Dec. 31, 2011	$ 20,022		$ 125	$ 58	$ 1,835	$ 41,960	$ (18,181)	$ 433	$ 26,230	$ (6,208)
Balance, shares at Dec. 31, 2011			671,994	288,333	18,354					61,651

Consolidated Statements of Cash Flows (First Aviation Services, Inc. [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
First Aviation Services, Inc. [Member]
Cash flows from operating activities
Net income (loss)	$ 791	$ (1,191)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	1,160	1,146
Equity based compensation	93	132
Provision for bad debts	338	328
Provision for excess and obsolete inventory	236	270
Change in working capital assets/liabilities:
Trade receivables	2,012	(1,930)
Inventories	3,109	2,109
Prepaid expenses and other	574	(7)
Accounts payable	(2,621)	2,787
Accrued compensation and related expenses, and other accrued liabilities	(2,242)	(2,162)
Net cash provided by (used in) operating activities	3,450	1,482
Cash flows from investing activities
Purchases of plant and equipment and other assets	(345)	(791)
Net cash provided by (used in) investing activities	(345)	(791)
Cash flows from financing activities
Net change in revolving line of credit	(5,272)	931
Loan costs	(118)	(347)
Repayments on term loan	(600)	(600)
Repayments on notes payable and other liabilities	(305)	(397)
Issuance of Class A common stock	3,001
Net cash provided by (used in) financing activities	(3,294)	(413)
Effect of exchange rate changes on cash	(1)	(9)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(190)	269
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,302	1,033
BALANCE OF CASH AND CASH EQUIVALENTS AT END OF YEAR	1,112	1,302
Supplemental cash flow disclosures
Cash paid for interest	1,126	1,828
Cash paid for income taxes paid, net	$ 75	$ 28

Business (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Business
1. Business

First Aviation Services Inc. ("First Aviation"), through its wholly-owned subsidiaries, FAVS, Inc., Aerospace Products International, Inc. ("API"), Aerospace Products International, Ltd. ("Canada") ("API Ltd."), API Asia Pacific, Inc. ("API Asia Pacific"), Aviation Supply Inc. ("Aviation Supply), formerly known as API Europe, Ltd., API China, Inc. ("API China"), Aerospace Turbine Rotables, Inc. ("AeTR"), and Piedmont Propulsion Systems, LLC ("PPS") (collectively the "Company"), is one of the leading suppliers of products and services to the aerospace industry worldwide; including the provisioning of aircraft parts and components, and supply chain management services. The Company also performs overhaul and repair services for a variety of aircraft components. The Company has its headquarters in Westport, Connecticut.

Summary of Significant Accounting Policies (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Summary of Significant Accounting Policies
2. Summary of Significant Accounting Policies

Reverse Stock Split

The Company's Board of Directors and a majority of the stockholders by consent approved a 1-for- 20 reverse stock split of its Class A and Class B common stock effective October 24, 2011. The par value was changed from $.01 to $.20 per share. All references to shares of common stock and per share amounts have been retroactively adjusted to reflect the 1-for-20 reverse stock split except in the Consolidated Condensed Statements of Stockholders' Equity and Comprehensive Income (Loss).

Consolidation

The accompanying consolidated fmancial statements include the accounts of First Aviation and its subsidiaries. Significant intercompany balances and transactions have been eliminated in consolidation. Canada's fmancial statements are translated from its functional currency (Canadian dollar) to U.S. dollars.

Liquidity and Capital Resources

The Company's Board of Directors authorized the issuance of additional shares of common stock to an existing stockholder in an equity raise of $3,000. Such issuance was approved by Piedmont Aviation Component Services, LLC, another existing stockholder. On June 30, 2011, an existing stockholder purchased 166,113 shares of Class A common stock for $3,000. The funds from the additional equity were used for working capital purposes.

The Company continues to evaluate the profitability of its long-term supply chain contracts, programs and product lines and make adjustments in its business to ensure the best use of capital resources.

Use of Estimates

The preparation of consolidated fmancial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated fmancial statements and accompanying notes. Actual results could differ from those estimates, and the differences may be significant.

Revenue Recognition

The Company's net sales consist of sales and services to the aviation industry, including parts and components supply services, supply chain management services and component overhaul and repair services. Net sales are recorded when parts and components are shipped and title transfers to the customer, when overhaul and repair services are completed and the item is shipped back to the customer, or when supply chain management services have been provided to the customer. The terms and nature of supply chain management services provided are stipulated in a long-term contract between the Company and the customer. The Company provides its facilities, personnel and systems to provide cost effective services to the customer. In providing services where the Company distributes inventory on behalf of its customer, the Company may use its own inventory or hold its customers' inventory without taking ownership of such inventory. The Company, when providing services to handle customers' inventory without taking ownership, takes a fee based on the cost of providing services, and not on the sales value of the product.

Accounts Receivable

The Company provides credit in the form of trade accounts receivable to its customers. The Company generally does not require collateral to support domestic customer receivables. Receivables arising from export activities may be supported by credit enhancement from the Export-Import Bank of the United States. Interest or other finance charges are not charged on past due accounts. The Company performs ongoing credit evaluations of its customers and maintains allowances that management believes are adequate for potential credit losses. The allowance for doubtful accounts was $475 and $585 at December 31, 2011 and 2010, respectively.

Inventories

Inventories generally consist of aircraft parts and components and are stated at the lower of cost, using the average cost method, or market. Provisions are made for the estimated effect of obsolete and slow moving inventories using a methodology based upon financial formulas that take into account quantities, costs, the age of the inventory on hand, historical and projected sales, and other inventory movements, adjusted for known or estimated factors such as new product lines and product return allowances. Specific obsolescence and excess reserve requirements may arise due to technological or market changes, or based on cancellation of an order. The allowance for obsolete and slow moving inventories was $3,886 and $3,650 at December 31, 2011 and 2010, respectively.

Plant and Equipment

Plant and equipment are stated at cost, less an allowance for depreciation. Additions and improvements that materially increase the productive capacity or extend the useful life of an asset are added to the cost of the asset. Expenditures for normal maintenance and repairs are charged to expense as incurred.

Depreciation of plant and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from 3 to 15 years. Leasehold improvements are amortized over the shorter of the estimated life of the improvement or the term of the related lease.

Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. Impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than the carrying value. If impairment exists, an impairment loss is recognized as the difference between the carrying value of the asset and its fair value. Fair value is determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable. No asset impairments were recorded during the years ended December 31, 2011 and 2010.

Income Taxes

The Company uses the liability method to account for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records valuation allowances against deferred tax assets when it is more likely than not that the deferred tax assets will not be realized.

The Company recognizes liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires management to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as management must determine the probability of various possible outcomes. Management reevaluates these uncertain tax positions on a quarterly basis or when new information becomes available. These reevaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit, and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the tax accrual.

If applicable, interest related to income tax liabilities is included in interest expense and penalties are recognized as a component of income tax expense.

Accumulated Other Comprehensive Income

The accumulated other comprehensive income arose from the translation of accounts into U.S. dollars where the functional currency is the Canadian dollar (API Ltd.).

Advertising

Advertising costs are expensed as incurred and amounted to $479 and $484 for the years ended December 31, 2011 and 2010, respectively.

Shipping and Handling Revenues and Costs

Fees billed to customers associated with shipping and handling activities are classified as revenue, and costs associated with shipping and handling are classified as part of cost of sales.

Concentration of Risks

The Company has bank deposits in excess of federal deposit insurance.

API has five suppliers from whom approximately 36% and 35% of its total purchases were made during the years ended December 31, 2011 and 2010, respectively. Accounts payable to these vendors totaled $3,732 and $4,861 at December 31, 2011 and 2010, respectively.

Goodwill

The Company follows applicable accounting guidance for goodwill and other intangible assets which requires that goodwill (and intangible assets deemed to have indefinite lives) be subject to at least an annual impairment test. The Company tests for impairment on an annual basis or more frequently when events and circumstances indicate that an impairment may have occurred.

The Company completed its impairment testing for AeTR and PPS for the year ended December 31, 2011 and concluded no impairments.

Deferred Financing Costs

Deferred financing costs consist of financing fees and costs and are being amortized over the term of the respective debt.

Share-Based Payments

The Company has certain share-based compensation, as more fully described in Note 5. In accordance with accounting guidance for share-based payments, compensation expense (based upon the fair value on the date of grant) is recognized in the consolidated statement of operations over the requisite service period, which, for the Company, is generally the vesting period, for all new awards and unvested awards that are expected to vest over the service period.

Fair Value Measurements

The Company follows accounting guidance for fair value measurements which defines fair value, establishes a framework for measuring fair value under GAAP and requires disclosures about fair value measurements.

The framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described as follows:

Level 1 - Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access.

Level 2 - Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;
•	quoted prices for identical or similar assets or liabilities in inactive markets;
•	inputs other than quoted prices that are observable for the asset or liability;
•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified contractual term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 - Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset's or liability's fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurements. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The carrying values of current assets and liabilities approximate fair value due to the short-term maturities of these assets and liabilities. The carrying amount of the Company's borrowings under its debt agreements approximates fair value, as the incremental borrowing rates approximate current rates.

Reclassifications

Certain fiscal December 31, 2010 amounts have been reclassified to conform to their December 31, 2011 presentation. The effect of the reclassifications did not impact the consolidated fmancial position or results of operations of the Company.

Subsequent Events

The Company evaluated the effect subsequent events would have on the consolidated fmancial statements through March 5, 2012, which is the date the consolidated fmancial statements were available to be issued.

New Accounting Pronouncements

ASU 2011-05: Comprehensive Income (Topic 220): Presentation of Comprehensive Income. The amendments in this Update allow an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This Update eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments in this Update do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The amendments in this Update should be applied retrospectively. ASU 2011-12 delayed the effectiveness of the provisions of this ASU requiring the presentation on the face of the income statement of the components of net income that are being reclassified from accumulated other comprehensive income. The remaining provisions of ASU 2011-05 are not being deferred. The Company will adopt the amendments effective for its fiscal year ending after December 15, 2012, and interim and annual periods thereafter.

ASU 2011-08: Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment. The amendments in this Update allow an entity the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely that not that the fair value of a reporting unit is less than its carrying amount. If, after assessment, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, they will have to perform the first step of the two-step impairment test. Under the amendments in this Update, an entity has the option to bypass the qualitative assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company performed the two-step impairment test for 2011.

ASU 2011-11: Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in this Update require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its fmancial position. This information is intended to enable users of an entity's fmancial statements to evaluate the effect or potential effect of netting arrangements on an entity's fmancial position, including the effect or potential effect of rights of setoff associated with certain fmancial instruments and derivative instruments in the scope of this Update. The amendments are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. The Company intends to adopt this Update on its effective date as applicable.

Plant and Equipment (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Plant and Equipment
3. Plant and Equipment

Plant and equipment consist of the following:

	2011	2010

Machinery and equipment	$3,454	$3,099
Buildings and leasehold improvements	1,414	1,667
Computer equipment, software, office furniture, fixtures, vehicles, and other office equipment	7,577	7,341
Construction-in-process	21	14
	12,466	12,121
Less: accumulated depreciation	(10,636)	(9,654)
	$1,830	$2,467

The amount of unamortized capitalized software at December 31, 2011 and 2010 was $788 and $1,115, respectively. The related amortization expense during the years ended December 31, 2011 and 2010 was $482 and $432, respectively. Depreciation and amortization expense for plant and equipment was $985 and $978 for the years ended December 31, 2011 and 2010, respectively.

Debt (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Debt
4. Debt

Debt consists of the following:

	2011	2010

Revolving line of credit	$16,985	$22,257
Term loan	5,800	6,400
	22,785	$28,657

Revolving Line of Credit and Term Loan

The Company has a credit facility with Wells Fargo Capital Finance composed of a $28,000 Revolving Line of Credit (RLOC) and a $6,600 Term Loan with an original maturity of September 30, 2013 for the RLOC and December 31, 2011 for the Term Loan. The Term Loan principal was to be amortized at $100 per month beginning on November 1, 2010 through December 31, 2011 (see modification below). The RLOC is subject to borrowing base provisions and is collateralized by substantially all of the assets of the Company. The Term Loan is secured by a Letter of Credit issued by Piedmont Aviation Component Services, LLC. The RLOC bears interest at the 3-month LIBOR rate plus 400 basis points and the Term Loan bears interest at the 3-month LIBOR rate plus 300 basis points.

The RLOC is classified as current debt based upon the subjective acceleration clause and required lockbox cash management agreement.

On June 30, 2011, the credit facility with Wells Fargo Capital Finance was amended to suspend the monthly amortization of the Term Loan until July 2, 2012, at which time the Term Loan will amortize at $200 per month through June 30, 2013. Additionally, the expiration date of the Letter of Credit issued by Piedmont Aviation Component Services, LLC, was extended to June 30, 2013. The credit facility contains certain fmancial and other covenants which the Company was in compliance with at December 31, 2011.

Share-Based Payments (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Share-Based Payments
5. Share-Based Payments

The number of shares and their value per share reflect the impact of First Aviation's 1-for-20 reverse stock split, which was effective October 24, 2011.

The Company has a Stock Incentive Plan (the "Plan") with a total of 60,000 shares of common stock reserved for issuance. The Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock grants and stock purchase rights. At December 31, 2011, 59,600 shares (after forfeitures) have been issued under the Plan.

The Company's non-employee directors receive a portion of their annual compensation in the Company's stock. The value of stock issued is equivalent to the compensation expense, and the number of shares issued is based upon the fair value per share at the date issued. The Company's non- employee directors receive compensation in cash for committee meetings and special board meetings, excluding the four regularly scheduled board meetings and the annual shareholders' meeting that are paid for in stock as part of their annual compensation.

Compensation expense related to non-employee directors totaled $75 and $78, and the number of shares issued was 6,538 and 5,057 for the years ended December 31, 2011 and 2010, respectively. A total of 32,560 and 26,022 shares have been issued to directors under the Plan.

The Company has issued restricted stock awards to its President as follows:

	2011		2010
	Number of Shares	Grant Date Fair Value	Number of Shares	Grant Date Fair Value

Outstanding (nonvested) at beginning of year	-	$-	485	$43.20
Granted	3,000	8.60
Vested	(1,500)	8.60	(485)	$43.20
Outstanding (nonvested) at end of year	1,500	$8.60	-	$43.20

Compensation expense related to the restricted stock awards totaled $13 and $21, for the years ended December 31, 2011 and 2010, respectively. The number of shares issued as of December 31, 2011 was 5,006; 1,500 and 485 restricted shares were issued for the years ended December 31, 2011 and 2010, respectively.

As of December 31, 2011, $13 of unrecognized cost related to nonvested restricted stock awards is expected to be recognized in fiscal 2012.

The Company generally grants stock options to its employees for a fixed number of shares with an exercise price equal to the fair value of the stock on the date of grant. The fair value of the stock options granted was estimated at the date of grant using a Black-Scholes option-pricing model.

The fair value of each option granted was estimated at the date of grant using the following assumptions for the years ended December 31, 2011 and 2010:

	2011	2010

Expected dividend yield	No	0.0%
Average risk-free interest rate	options	1.5%
Expected volatility	issued	33.0%
Expected life of option	in	5 years
Weighted average fair value of options granted during the year	2011	$.06

All of the stock options vest ratably over two to three-year periods, beginning one year after the date of the grant, and expire ten years after issuance. The following table is a summary of activity related to stock options for the years ended December 31, 2011 and 2010:

	2011		2010
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price

Outstanding at beginning of year	18,083	$33.20	9,083	$37.00
Granted	-	-	9,000	29.60
Exercised	-	-	-	-
Forfeited	(3,333)	35.47	-	-
Outstanding at end of year	14,750	32.77	18,083	33.20
Exercisable at end of year	10,417	34.40	6,916	44.00

The aggregate intrinsic value of options outstanding and exercisable at December 31, 2011 was $0.

The weighted average remaining contractual term of options outstanding and exercisable at December 31, 2011 is 6.7 years.

	2011		2010
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price

Nonvested at beginning of the year	11,167	$26.60	5,333	$22.60
Granted	-	-	9,000	29.60
Exercised	(3,834)	29.38	(3,166)	28.60
Forfeited	(3,000)	29.60	-	-
Nonvested at beginning of the year	4,333	28.86	11,167	26.60

Compensation expense related to the stock options totaled $5 and $33 for the years ended December 31, 2011 and 2010, respectively. At December 31, 2011, $13 of unrecognized compensation cost related to nonvested stock options is expected to be recognized over a weighted average period of approximately 1.7 years.

Common and Preferred Stock (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Common and Preferred Stock
6. Common and Preferred Stock

The Company has Class A and B common stock with the difference being that the Class B shares are non-voting. The Class B shares are convertible into Class A shares on a share-for-share basis.

The Series A Preferred Stock includes the following characteristics and are more thoroughly outlined in the Certificate of Incorporation of the Company:

-	not allowed to vote on any matters except as required by law.

-
entitled to receive dividends payable in cash quarterly at 12% per annum on the Liquidation Preference amount, as defined. If payment is not made in cash, the dividend shall be increased to 15% per annum and considered payable on the Quarterly Dividend Payment Date, as defined, by the automatic issuance of preferred stock based on the Liquidation Preference amount, as defined.

-
entitled to be paid, prior to payment or distribution to any other stockholders, $100 per share plus any accrued or accumulated but unpaid dividends, referred to as the Liquidation Preference amount, upon a liquidation event of the Company, as defined.

The Company's Board of Directors and a majority of the shareholders by consent approved a 1-for-20 reverse stock split of its Class A and Class B common stock effective October 24, 2011.

Income Taxes (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Income Taxes
7. Income Taxes

The provision for income taxes for the years ended December 31, 2011 and 2010, is as follows:

	2011	2010

Current:
Federal	$20	$-
State	114	-
Foreign	61	16
	195	16

Deferred:
Federal	$-	$-
State	-	-
Foreign	-	-
	-	16
	$195	$16

A reconciliation between the provision (benefit) for income taxes computed at the U.S. federal statutory rate and the effective rate reflected in the consolidated statements of operations is as follows:

	2011	2010

Provision (benefit) at federal statutory rate	34.0%	(34.0)%
State, net of federal	11.5	-
Other	6.3	7.9
Deferred tax valuation allowance	(32.0)	27.4
	19.8%	1.3%

Deferred tax assets result from temporary differences in the recognition of income and expenses for tax and financial statement purposes. These differences are set forth below:

	2011	2010
Deferred tax assets:
Bad debt	$166	$209
Inventory reserve	1,233	1,023
Amortization of tax goodwill	(206)	30
Net operating loss carryforwards	8,520	9,674
Other	845	500
	10,558	11,436
Valuation allowance	(10,558)	(11,436)
Net deferred income tax assets	$-	$-

The Company has $7,183 of deductible goodwill for income tax purposes at December 31, 2011.

The valuation allowance decreased by $878 and $156 (100% allowance against deferred tax assets) for the years ended December 31, 2011 and 2010, respectively. The Company has net operating loss carryforwards totaling approximately $24,532 for federal income tax purposes, and various state net operating loss carryforwards. The carryforwards expire between 2025 and 2031. The Company's ability to use the net operating loss carryforwards to offset any future taxable income can be subject to limitations attributable to equity transactions that resulted in a change of ownership as defined by Section 382 of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code ("IRC"). The Company believes that that it is more likely than not, which under accounting guidance for tax positions indicates a likelihood greater than 50%, that there are no IRC limitations on net operating loss carry-forwards and there are no other uncertain tax positions. The Company has a deferred tax asset related to net operating loss carry-forwards which is offset 100% by a valuation allowance.

The Company files income tax returns in the U.S., various U.S. states and certain foreign jurisdictions. API Asia Pacific is subject to statutory taxes based on gross profits.

The Company is subject to exam by various state and foreign tax authorities; however, the Company is no longer subject to U.S. federal income tax examination for years through 2007, as the statutes of limitations have lapsed. There are currently no matters that the Company is aware of that would change its tax filings.

Employee Benefit Plan (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Employee Benefit Plan
8. Employee Benefit Plan

API maintains a defined contribution savings plan, qualified under Section 401(k) of the Internal Revenue Code that covers substantially all of its full-time employees. The savings plan allows employees to defer up to 15% of their salary, with the Company partially matching employee contributions and covering certain administrative expenses of the savings plan. Effective May 21, 2010, the Company reinstated matching contributions. Employees vest in the Company contribution ratably over three years. The Company expensed $142 and $74 related to the savings plan during the years ended December 31, 2011 and December 31, 2010, respectively. Employees do not have an option to invest in the Company's stock under the savings plan.

Related Party Transactions (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Related Party Transactions
9. Related Party Transactions

The Company and First Equity Development, Inc. ("First Equity"), the wholly-owned subsidiary of First Equity Group, Inc., a controlling stockholder of the Company, have an agreement relating to the allocation of potential investment and acquisition opportunities in the aerospace parts distribution and logistics businesses. The agreement was approved by the independent members of the Board of Directors on a month-to-month basis effective February 1, 2004. First Equity Group, Inc. is beneficially owned by Mr. Aaron P. Hollander, President and Chief Executive Officer of the Company. Pursuant to the agreement, neither First Equity nor any of its majority-owned subsidiaries will consummate any acquisition of a majority interest in any aerospace parts distributions and logistics business anywhere in the world (a "Covered Acquisition"), without first notifying the Company and providing the Company with the opportunity to effect the Covered Acquisition for its own account. The Company's decision as to whether to effect the Covered Acquisition will be made by the independent members of the Board of Directors of the Company. The agreement can be terminated by either party upon 30 days written notice to the other party. The agreement does not apply to any proposed acquisition by First Equity of any business that generates less than 15% of its aggregate net sales from aerospace parts distribution or logistics, or to any advisory services performed by First Equity on behalf of third parties.

The Company subleases office space from First Equity in Westport, CT. The leased space is utilized by the Company as its corporate headquarters. First Equity also utilizes space in the same premises.

The sublease, which became effective April 21, 1997, was for an initial period of ten years with two subsequent five year renewal extensions, and was cancelable by either party with six months notice. First Equity renewed the lease March 24, 2010 with no termination date and the lease is cancelable by either party with six months notice. Lease payments are included in the office overhead charges included in the Company's corporate expense.

The Company and First Equity also share certain common expenses that arise from sharing office space in Westport, CT. The Company reimburses First Equity, and vice versa, for expenses each entity incurs related to the common usage of the office space. The amounts are included in the Company's corporate expenses, and include expenses such as telephone, computer consulting, office cleaning, office supplies and utilities. The expenses are allocated based upon a formula reviewed and approved by the independent directors of the Company. Management believes this method of allocation is reasonable. In addition, the amounts reimbursed by the Company are the actual costs incurred for the expense. The Company reimbursed First Equity, $189 for each of the years ended December 31, 2011 and 2010. There were no amounts owed to First Equity at December 31, 2011 and 2010.

In order to simplify the administration of payroll, certain employees of the Company who are authorized to perform services for both the Company and First Equity are paid through the payroll of First Equity.

Interest Expense and Other Income (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Interest Expense and Other Income
10. Interest Expense and Other Income

The components primarily relate to interest expense on debt, $700 payment received in 2011 as final settlement of a dispute as discussed in Note 12 and foreign exchange transaction loss from Canadian functional currency (API Ltd.). Effective February 1, 2008, the Company's Board of Directors authorized that $2,000 of intercompany debt from API Ltd. to API be considered as "long-term investment" and, as such, foreign exchange transaction adjustments are included in Other Comprehensive Income (reported in Stockholders' Equity).

Net Income (Loss) Per Share (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Net Income (Loss) Per Share
11. Net Income (Loss) Per Share

The number of shares and their value per share reflect the impact of First Aviation's 1-for-20 reverse stock split, which was effective October 24, 2011.

The following sets forth the denominator used in the computation of basic earnings per share and earnings per share - assuming dilution.

	2011	2010

Denominator for basic net income (loss) per share - weighted average shares	874,644	783,710
Effect of dilutive employee stock options	705	-

Denominator for net income (loss) per share - assuming dilution - adjusted weighted average shares	875,349	783,710

The incremental impact of stock options outstanding of 18,083 at December 31, 2010 are not considered in the loss per share computations as the effects would be anti-dilutive.

Commitments and Contingencies (First Aviation Services, Inc. [Member])	12 Months Ended
Dec. 31, 2011
First Aviation Services, Inc. [Member]
Commitments and Contingencies
12. Commitments and Contingencies

The following table summarizes our contractual obligations and commitments as of December 31, 2011.

	Payments due by Period
		Less than	1-3	4-5	After 5
Contractual Obligation	Total	1 year	years	years	years

Leases (a)	$5,320	$1,598	$2,110	$1,375	$237

(a)	Future minimum rental payments under operating leases that have initial non-cancelable lease terms in excess of one year at December 31, 2011.

Leases

The Company leases certain warehouse facilities, equipment and office space. Certain of the Company's operating leases have options which allow the Company, at the end of the initial lease term, to renew the leases for periods ranging from three to five years. Certain leases also allow for cancellation of the lease upon payment of a penalty. Certain lease agreements also contain escalation clauses that are based on the consumer price index.

Rental expense under noncancelable operating leases amounted to $1,456 and $1,598 for the years ended December 31, 2011 and 2010, respectively.

Accrued Loss on Contract

The Company had a power-by-the-hour contract that expired in July 2011 which was assumed in the Piedmont acquisition. The Company provided repair and overhaul services and replacement of all components deemed Beyond Economic Repair ("BER"). In fiscal 2010, the Company discovered significant accounting irregularities related to BER and other costs not disclosed by the previous owner of Piedmont.

Upon discovering the accounting irregularities, the Company began an in-depth investigation and analysis which resulted in negotiations with the party to the contract regarding disputed BER costs. The Company also began negotiations with the previous owner of Piedmont regarding these issues. In April 2010, the previous owner of Piedmont paid $700 to the Company as part of a proposed interim settlement to encourage the Company to continue performing under the contract while negotiations with both the previous owner of Piedmont and customer continued.

Management estimated its accrued loss on the contract and the following is activity for the years ended December 31, 2011 and 2010:

Balance at January 1, 2010	$2,919	(1)
Payment by previous owner of Piedmont	700	(1)
Settlements	(1,576)
Balance at December 31, 2010	2,043
Settlements	(2,043)
Balance at December 31, 2011	$-

(1)	Management corrected its acquisition accounting in 2009 for the accrued loss. The $700 interim settlement reduced the estimated accrued loss at the acquisition date.

In June 2011, the previous owner of Piedmont paid the company an additional $700 as final settlement of the dispute discussed above. The final settlement is reflected as other income in the 2011 Statement of Operations (see Note 10).

The Company and the customer have operated under a formal Letter of Intent ("LOI") that became effective August 1, 2011. The LOI settled all disputed costs and removed penalties claimed by the customer under the expired contract period.

The LOI extends the Company's power-by-the-hour propeller system component maintenance services for the customer through 2020. The customer is responsible for BER components under the LOI and management believes that the maintenance services provided to the customer will be profitable through 2020. The parties are working on a contract finalizing the LOI.

Contingencies

In the ordinary course of business, the Company is subject to many levels of governmental inquiry and investigation. Among the agencies that oversee the Company's business activities are the Federal Aviation Administration, the Department of Transportation and the Environmental Protection Agency.

The Company does not anticipate that any action as a result of such inquiries and investigations would have a material adverse affect on its consolidated fmancial position, results of operations, cash flows or its ability to conduct business.

In the normal conduct of its business, the Company also is involved in various claims and lawsuits, none of which, in the opinion of the Company's management, will have a material adverse impact on the Company's consolidated fmancial position, results of operations or cash flows. The Company maintains what it believes is adequate liability and other insurance to protect it from such claims.